                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

Investment Company Act file number: 811-7852

Exact name of registrant as specified in charter:  USAA MUTUAL FUNDS TRUST

Address of principal executive offices and zip code: 9800 FREDERICKSBURG ROAD
                                                     SAN ANTONIO, TX  78288

Name and address of agent for service:               CHRISTOPHER P. LAIA
                                                     USAA MUTUAL FUNDS TRUST
                                                     9800 FREDERICKSBURG ROAD
                                                     SAN ANTONIO, TX  78288

Registrant's telephone number, including area code:  (210) 498-0226

Date of fiscal year end:   MAY 31

Date of reporting period:  MAY 31, 2010

ITEM 1. REPORT TO STOCKHOLDERS.
USAA GROWTH AND TAX STRATEGY FUND - ANNUAL REPORT FOR PERIOD ENDING

 MAY 31, 2010

 [LOGO OF USAA]
   USAA(R)

                                  [GRAPHIC OF USAA GROWTH AND TAX STRATEGY FUND]

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       ANNUAL REPORT
       USAA GROWTH AND TAX STRATEGY FUND
       MAY 31, 2010

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FUND OBJECTIVE

CONSERVATIVE BALANCE FOR THE INVESTOR BETWEEN INCOME, THE MAJORITY OF WHICH IS
EXEMPT FROM FEDERAL INCOME TAX, AND THE POTENTIAL FOR LONG-TERM GROWTH OF
CAPITAL TO PRESERVE PURCHASING POWER.

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TYPES OF INVESTMENTS

Invests at least a majority in tax-exempt bonds and money market instruments and the remainder in blue chip stocks.

IRA DISTRIBUTION WITHHOLDING DISCLOSURE

We generally must withhold federal income tax at a rate of 10% of the taxable portion of your distribution and, if you live in a state that requires state income tax withholding, at your state's set rate. However, you may elect not to have withholding apply or to have income tax withheld at a higher rate. If you wish to make such an election, please call USAA Investment Management Company at
(800) 531-USAA (8722).

If you must pay estimated taxes, you may be subject to estimated tax penalties if your estimated tax payments are not sufficient and sufficient tax is not withheld from your distribution.

For more specific information, please consult your tax adviser.

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TABLE OF CONTENTS

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PRESIDENT'S MESSAGE                                                            2

MANAGERS' COMMENTARY                                                           4

FUND RECOGNITION                                                               8

INVESTMENT OVERVIEW                                                            9

FINANCIAL INFORMATION

    Distributions to Shareholders                                             14

    Report of Independent Registered
       Public Accounting Firm                                                 15

    Portfolio of Investments                                                  16

    Notes to Portfolio of Investments                                         38

    Financial Statements                                                      41

    Notes to Financial Statements                                             44

EXPENSE EXAMPLE                                                               56

ADVISORY AGREEMENTS                                                           58

TRUSTEES' AND OFFICERS' INFORMATION                                           66

THIS REPORT IS FOR THE INFORMATION OF THE SHAREHOLDERS AND OTHERS WHO HAVE
RECEIVED A COPY OF THE CURRENTLY EFFECTIVE PROSPECTUS OF THE FUND, MANAGED BY
USAA INVESTMENT MANAGEMENT COMPANY. IT MAY BE USED AS SALES LITERATURE ONLY WHEN
PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS, WHICH PROVIDES FURTHER DETAILS
ABOUT THE FUND.

(C)2010, USAA. All rights reserved.

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PRESIDENT'S MESSAGE

"WHILE IT IS STILL TOO EARLY TO DECLARE THAT
A SELF-SUSTAINING RECOVERY IS UNDERWAY, WE         [PHOTO OF DANIEL S. McNAMARA]
THINK MOST ECONOMIC INDICATORS ARE POINTED
IN THE RIGHT DIRECTION."

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JUNE 2010

As it turned out, the fiscal year ended May 31, 2010, was kind to patient, long-term investors. With some zigs and zags along the way, the U.S. stock market, as represented by the S&P 500 Index, was up nearly 21% for the period.
At the same time, high-quality bonds generated attractive returns (the U.S.
10-year Treasury returned 4.65% during the fiscal year) as investors continued
to search for income. Corporate and municipal bonds did even better.

However, investors suffered some setbacks in April and May of this year as
Greece's debt crisis unsettled the markets. As fears of contagion spread, many of them abandoned stocks for the safety of Treasury securities and other liquid, high-quality investments. The S&P 500 Index experienced its worst May since
1962.

Although the European Union (EU) crafted a rescue plan for Greece, a number of troubling problems remain. Some European countries continue to live beyond their means, threatening the EU's sustainability. What's more, no one knows how a default or a debt restructuring by one of these countries would affect major
European banks, which are believed to be heavily invested in the debt securities of the weaker nations. This uncertainty caused the euro to fall during the fiscal year to a four-year low versus the U.S. dollar. At the time of this writing, the dollar is once again the world's undisputed reserve currency.

Commodity prices, which had been rising for most of the fiscal year, dropped in response to the turmoil in Europe and fears about its impact on the global economy. The one exception -- gold, widely considered a safe haven.

Meanwhile, the U.S. economy seems to be improving. While it is still too early to declare that a self-sustaining recovery is underway, we think most economic indicators are pointed in the right direction. Corporate earnings, fueled by surprisingly strong top-line revenue growth, have been better than expected. At the same time, inflation has remained benign, giving the Federal Reserve Board
(the Fed) latitude to hold short-term rates in a range between zero and 0.25%.

There is no doubt that investor confidence was badly shaken by Greece's debt problems, and at the time of this writing, market sentiment seems driven more by headlines than by investment fundamentals. Perhaps as a result, many

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2  | USAA GROWTH AND TAX STRATEGY FUND
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people are keeping large amounts of money in low-yielding money market funds. We see no relief from these low yields until at least the fourth quarter of 2010.
In fact, we think the debt crisis in Europe could extend the time the Fed can maintain its "easy money" stance.

Under the circumstances, investors may want to review how much they have in their money market accounts. Inflation may be muted but as of this writing, it is higher than money market yields. That isn't to say that investors should take risks with their immediate or emergency spending needs. In such cases, we believe a money market fund, a savings account or short-term certificate of deposit should be considered. However, if the money isn't required for two or three years, it could be earning higher yields in short- and intermediate-term bond funds. For longer-term, future needs such as retirement, a diversified portfolio of stock and bond funds might be most appropriate.

If timing is a concern, we recommend making gradual changes. However, this is based on your individual immediate needs. Our USAA service representatives would be happy to assist. They are available -- free of charge -- to help you update your financial plan and answer any questions you might have.

At USAA Investment Management Company, we are proud of the long-term performance we have provided to shareholders. In the months ahead, we will continue working hard on your behalf. From all of us here, thank you for the opportunity to help you with your investment needs.

Sincerely,

/S/ DANIEL S. MCNAMARA

Daniel S. McNamara
President
USAA Investment Management Company

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

AN INVESTMENT IN A MONEY MARKET FUND IS NOT INSURED OR GUARANTEED BY THE FDIC OR
ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF
YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN
THE FUND.

INVESTMENT/INSURANCE: NOT FDIC INSURED o NOT BANK ISSUED, GUARANTEED OR
UNDERWRITTEN o MAY LOSE VALUE

INVESTMENT AND INSURANCE PRODUCTS ARE NOT DEPOSITS, NOT INSURED BY FDIC OR ANY
GOVERNMENT AGENCY, NOT GUARANTEED BY THE BANK. INVESTMENTS AND CERTAIN INSURANCE
PRODUCTS MAY LOSE VALUE.

Diversification does not guarantee a profit or prevent a loss.

Gold is a volatile asset class and is subject to additional risks, such as currency fluctuation, market liquidity, political instability and increased price volatility. It may be more volatile than other asset classes that diversify across many industries and companies.

Financial advice provided by USAA Financial Planning Services Insurance Agency,
Inc. (known as USAA Financial Insurance Agency in California, License #
0E36312), and USAA Financial Advisors, Inc., a registered broker dealer.

As interest rates rise, bond prices fall.

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                                                        PRESIDENT'S MESSAGE |  3
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MANAGERS' COMMENTARY ON THE FUND

USAA Investment Management Company*          Northern Trust Investments, N.A.
    JOHN C. BONNELL, CFA                          MICHAEL LIAO, CFA
                                                  CHRISTOPHER A. FRONK, CFA, CPA
    Tax-Exempt Bonds and Money
       Market Instruments                         Blue Chip Stocks

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o   HOW DID THE USAA GROWTH AND TAX STRATEGY FUND (THE FUND) PERFORM?

    For the one-year period ended May 31, 2010, the Fund had a total return of
    15.17%. This compares to returns of 20.99% for the S&P 500 Index, 16.40%
    for the Lipper Balanced Funds Index, 14.34% for the Composite Index, and
    8.52% for the Barclays Capital Municipal Bond Index.

    As of May 31, 2010, the Fund had a 12-month dividend yield of 3.05%, compared to 1.96% for the average fund in the Lipper Balanced Funds peer group.

o   PLEASE CHARACTERIZE THE FUND'S PERFORMANCE IN LIGHT OF THE OVERALL MARKET
    ENVIRONMENT.

    The Fund is unique in that it must keep more than 50% of assets in municipal bonds in order to pass tax-free income from these bonds to shareholders. The remainder of the Fund is invested in an equity portfolio managed by Northern Trust Investments (NTI), which uses

    Refer to page 11 for benchmark definitions.

    Past performance is no guarantee of future results.

    *Effective February 28, 2010, Clifford A. Gladson no longer is a co-manager of the Fund.

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4  | USAA GROWTH AND TAX STRATEGY FUND
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    a tax-managed index strategy that seeks to track the return of the S&P 500
    Index while minimizing capital gains distributions.

    In periods when stocks outperform bonds, as was the case during the reporting year, the Fund is likely to underperform the Lipper Balanced
    Funds Index because other funds in the category can keep a higher portion of their assets in stocks. The fact that we only slightly underperformed that index was due to strong price appreciation and income from the municipal bond portfolio and continuing consistent results from NTI.

o   WHAT LED TO THE STRONG PERFORMANCE IN THE MUNICIPAL BOND PORTION OF THE
    FUND?

    The municipal bond portion significantly outperformed the Barclays Capital
    Municipal Bond Index, largely due to the strong price appreciation we experienced in the first seven months of the reporting year as municipal bonds continued to bounce off of severely oversold conditions. We continued
    to focus on carefully-researched bonds with maturities in the 20- to
    30-year ranges, taking advantage of the higher income these bonds offer given the relatively steep municipal yield curve. Maximizing tax-exempt interest over time is an essential part of the Fund's strategy.

o   AREN'T YOU CONCERNED ABOUT THE POTENTIAL FOR INFLATION AS A RESULT OF SO
    MUCH GOVERNMENT STIMULUS, AND THE NEGATIVE IMPACT THAT COULD HAVE ON
    LONGER-TERM BONDS?

    We are always on the lookout for inflation, and believe that inflation is a likely outcome at some point due to unprecedented government spending.
    However, there is little evidence of inflation today, and so far in 2010 the risk of deflation has grown with the eurozone debt crisis and its potential to slow the global economic recovery. When we perceive a high risk of inflation, we will adjust the portfolio's duration (a measure of interest rate sensitivity), but we will always be a longer-term fund.

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                                           MANAGERS' COMMENTARY ON THE FUND |  5
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o   WHAT ABOUT MUNICIPAL CREDIT QUALITY? AREN'T STATE AND LOCAL GOVERNMENTS
    HAVING TROUBLE COPING WITH LOWER TAX RECEIPTS?

    Falling tax revenues have put strains on municipal budgets. However, most municipal issuers' credit quality remains solid. State and local governments have the ability to cut budgets and increase taxes, and in fact many operate under balanced budget requirements. At USAA, we benefit from a strong and independent team of experienced municipal credit analysts that continuously monitor our holdings. Recently, two of the major credit ratings services, Moody's Investor Service and Fitch Ratings Ltd., announced efforts to place municipal, corporate and sovereign credit ratings on equal footing. In our view, this change is an acknowledgement that municipalities have a better debt payment record than corporate bond issuers.

    Several other factors are influencing the municipal bond market, including direct federal aid to municipalities and the Build America Bonds (BABs)
    program. The BABs program created a new financing tool for municipalities in the taxable bond market which potentially lowers the net cost of borrowing for state and local governments with a 35% interest subsidy from the U.S. Treasury. The BABs program also reduced the supply of bonds sold in the traditional tax-exempt market and gave municipal issuers access to an expanded base of buyers by moving them to the much larger taxable market. The reduced supply of long-term tax-exempt bonds, coupled with strong demand from retail investors, helped support municipal bond prices.

o   HOW DID THE EQUITY PORTION OF THE FUND MANAGED BY NTI PERFORM?

    Our goal in actively managing the equity portion is to roughly match the return of the S&P 500 Index while consistently harvesting tax losses. The bear market from October 2007 through March 2009 gave us ample opportunities to harvest losses that we have been able

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6  | USAA GROWTH AND TAX STRATEGY FUND
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    to carry forward to offset future gains. In this reporting year characterized by a strong rally in stocks, we performed roughly in line with the S&P 500 Index on a pre-tax basis. We continue to work to minimize the portfolio's "active risk," which is the risk that we won't perform in line with the S&P 500 Index due to our buying and selling stocks to achieve tax efficiency. Altogether, we had a strong year and are well positioned moving forward to continue to fulfill our mandate.

    It is an honor to work on behalf of USAA members. We thank you for your investment in the Fund and the opportunity to serve you.

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                                           MANAGERS' COMMENTARY ON THE FUND |  7
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FUND RECOGNITION

USAA GROWTH AND TAX STRATEGY FUND

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                             LIPPER LEADER (OVERALL)

                                       [5]

                                     EXPENSE

The Fund is listed as a Lipper Leader for Expense among 140 mixed-asset funds within the Lipper Mixed-Asset Target Allocation Moderate Funds category for the overall period ended May 31, 2010. The Fund received a Lipper Leader rating for
Expense among 140, 114, and 76 mixed-asset funds for the three-, five-, and
10-year periods, respectively. Lipper ratings for Expense reflect funds' expense minimization relative to peers with similar load structures as of May 31, 2010.

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Ratings are subject to change every month and are based on an equal-weighted average of percentile ranks for the Expense metrics over three-, five-, and
10-year periods (if applicable). The highest 20% of funds in each peer group are named Lipper Leaders, the next 20% receive a score of 4, the middle 20% are scored 3, the next 20% are scored 2, and the lowest 20% are scored 1. Lipper ratings are not intended to predict future results, and Lipper does not guarantee the accuracy of this information. More information is available at
WWW.LIPPERLEADERS.COM. Lipper Leader Copyright 2010, Reuters, All Rights
Reserved.

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8  | USAA GROWTH AND TAX STRATEGY FUND
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INVESTMENT OVERVIEW

USAA GROWTH AND TAX STRATEGY FUND (Ticker Symbol: USBLX)

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                                               5/31/10              5/31/09
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Net Assets                                 $144.3 Million        $132.8 Million
Net Asset Value Per Share                      $12.28                $11.00

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                   AVERAGE ANNUAL TOTAL RETURNS AS OF 5/31/10
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     1 Year                            5 Years                      10 Years
     15.17%                             2.06%                         1.49%

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     30-DAY SEC YIELD* AS OF 5/31/10                           EXPENSE RATIO**
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                  2.80%                                              0.90%

*Calculated as prescribed by the Securities and Exchange Commission.

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF
FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE
DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO
THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR
ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT
USAA.COM.

**THE EXPENSE RATIO REPRESENTS THE TOTAL ANNUAL OPERATING EXPENSES, BEFORE
REDUCTIONS OF ANY EXPENSES PAID INDIRECTLY AND INCLUDING ANY ACQUIRED FUND FEES
AND EXPENSES, AS REPORTED IN THE FUND'S PROSPECTUS DATED OCTOBER 1, 2009, AND IS
CALCULATED AS A PERCENTAGE OF AVERAGE NET ASSETS. THIS EXPENSE RATIO MAY DIFFER
FROM THE EXPENSE RATIO DISCLOSED IN THE FINANCIAL HIGHLIGHTS.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

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                                                        INVESTMENT OVERVIEW |  9
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                      o CUMULATIVE PERFORMANCE COMPARISON o

                  [CHART OF CUMULATIVE PERFORMANCE COMPARISON]

             BARCLAYS CAPITAL     LIPPER                             USAA
              MUNICIPAL BOND     BALANCED        COMPOSITE     GROWTH AND TAX
                  INDEX         FUNDS INDEX        INDEX        STRATEGY FUND    S&P 500 INDEX

05/31/00       $10,000.00       $10,000.00       $10,000.00       $10,000.00       $10,000.00
06/30/00        10,264.99        10,159.61        10,310.74        10,225.81        10,246.53
07/31/00        10,407.82        10,131.92        10,305.33        10,150.07        10,086.34
08/31/00        10,568.22        10,584.17        10,736.43        10,499.67        10,712.84
09/30/00        10,513.24        10,361.43        10,422.27         9,969.73        10,147.28
10/31/00        10,627.96        10,352.26        10,418.47        10,069.48        10,104.38
11/30/00        10,708.37         9,976.48        10,004.72         9,758.48         9,307.75
12/31/00        10,972.94        10,224.44        10,196.51         9,828.60         9,353.31
01/31/01        11,081.67        10,441.44        10,376.78         9,917.25         9,685.16
02/28/01        11,116.81        10,036.13         9,928.31         9,438.53         8,802.05
03/31/01        11,216.44         9,712.03         9,672.21         9,083.97         8,244.43
04/30/01        11,094.90        10,119.62         9,963.20         9,405.63         8,885.11
05/31/01        11,214.37        10,209.75        10,048.83         9,453.28         8,944.64
06/30/01        11,289.40        10,053.31         9,960.72         9,340.34         8,726.94
07/31/01        11,456.63        10,046.04         9,970.03         9,400.36         8,641.03
08/31/01        11,645.34         9,760.14         9,773.82         9,034.19         8,100.09
09/30/01        11,606.28         9,291.11         9,369.27         8,573.17         7,445.98
10/31/01        11,744.56         9,446.61         9,527.29         8,754.80         7,587.97
11/30/01        11,645.55         9,822.71         9,783.51         9,099.91         8,170.02
12/31/01        11,535.38         9,893.55         9,785.06         9,011.84         8,241.59
01/31/02        11,735.47         9,806.77         9,787.12         9,042.35         8,121.32
02/28/02        11,876.85         9,740.14         9,767.29         8,926.42         7,964.70
03/31/02        11,644.10         9,953.10         9,835.53         9,067.05         8,264.24
04/30/02        11,871.68         9,714.25         9,674.66         8,753.97         7,763.20
05/31/02        11,943.82         9,709.72         9,670.82         8,735.55         7,706.01
06/30/02        12,070.12         9,295.49         9,390.97         8,361.40         7,157.11
07/31/02        12,225.35         8,819.07         9,110.33         8,231.53         6,599.18
08/31/02        12,372.31         8,909.55         9,192.74         8,305.74         6,642.51
09/30/02        12,643.30         8,377.61         8,855.36         8,047.84         5,920.60
10/31/02        12,433.70         8,726.83         9,096.42         8,290.77         6,441.71
11/30/02        12,382.03         9,080.86         9,278.31         8,390.44         6,820.87
12/31/02        12,643.30         8,836.08         9,145.20         8,261.92         6,420.16
01/31/03        12,611.26         8,703.72         8,998.72         8,142.37         6,251.97
02/28/03        12,787.58         8,638.45         9,010.17         8,180.12         6,158.17
03/31/03        12,795.22         8,673.70         9,039.86         8,311.88         6,217.96
04/30/03        12,879.76         9,143.08         9,408.00         8,609.64         6,730.13
05/31/03        13,181.34         9,547.47         9,745.64         8,863.05         7,084.72
06/30/03        13,125.33         9,619.87         9,766.88         8,907.14         7,175.10
07/31/03        12,666.04         9,642.16         9,672.59         8,798.83         7,301.61
08/31/03        12,760.50         9,804.94         9,800.57         8,888.03         7,444.01
09/30/03        13,135.66         9,817.38         9,885.33         8,996.34         7,364.96
10/31/03        13,069.52        10,141.28        10,104.09         9,182.29         7,781.59
11/30/03        13,205.73        10,231.07        10,204.21         9,259.24         7,850.06
12/31/03        13,315.08        10,597.66        10,487.27         9,513.99         8,261.75
01/31/04        13,391.35        10,755.90        10,577.83         9,597.84         8,413.39
02/29/04        13,592.88        10,902.50        10,723.94         9,694.60         8,530.34
03/31/04        13,545.55        10,850.49        10,610.06         9,596.71         8,401.65
04/30/04        13,224.75        10,622.46        10,408.08         9,408.54         8,269.75
05/31/04        13,176.79        10,669.36        10,442.80         9,479.91         8,383.24
06/30/04        13,224.75        10,836.17        10,552.21         9,570.50         8,546.25
07/31/04        13,398.79        10,632.17        10,434.90         9,322.43         8,263.39
08/31/04        13,667.29        10,696.85        10,537.86         9,374.65         8,296.82
09/30/04        13,739.85        10,855.76        10,628.00         9,617.11         8,386.68
10/31/04        13,858.08        10,973.15        10,742.08         9,840.30         8,514.80
11/30/04        13,743.77        11,268.73        10,901.13        10,102.89         8,859.33
12/31/04        13,911.62        11,550.03        11,140.14        10,402.18         9,160.80
01/31/05        14,041.63        11,401.24        11,072.92        10,238.76         8,937.50
02/28/05        13,994.92        11,562.54        11,159.73        10,316.91         9,125.59
03/31/05        13,906.65        11,403.34        11,016.64        10,144.68         8,963.99
04/30/05        14,125.96        11,266.32        10,983.96        10,108.96         8,793.98
05/31/05        14,225.80        11,524.66        11,201.86        10,466.17         9,073.79
06/30/05        14,314.06        11,607.48        11,256.12        10,631.72         9,086.67
07/31/05        14,249.37        11,865.41        11,431.64        10,854.41         9,424.59
08/31/05        14,393.23        11,899.74        11,439.96        10,818.49         9,338.60
09/30/05        14,296.29        11,946.91        11,463.29        10,908.79         9,414.24
10/31/05        14,209.47        11,759.33        11,360.84        10,786.06         9,257.30
11/30/05        14,277.68        12,044.82        11,600.41        11,045.96         9,607.43
12/31/05        14,400.46        12,150.32        11,672.29        11,133.08         9,610.77
01/31/06        14,439.32        12,440.36        11,848.49        11,249.38         9,865.24
02/28/06        14,536.27        12,424.79        11,869.96        11,319.15         9,892.01
03/31/06        14,436.02        12,545.78        11,940.14        11,316.52        10,015.14
04/30/06        14,431.05        12,682.57        11,995.40        11,378.95        10,149.62
05/31/06        14,495.34        12,431.11        11,848.23        11,238.47         9,857.50
06/30/06        14,440.77        12,423.67        11,828.82        11,215.83         9,870.87
07/31/06        14,612.54        12,481.66        11,882.37        11,318.01         9,931.76
08/31/06        14,829.37        12,721.71        12,116.91        11,514.50        10,168.06
09/30/06        14,932.51        12,905.10        12,285.09        11,700.73        10,430.10
10/31/06        15,026.15        13,205.75        12,526.21        11,914.33        10,769.97
11/30/06        15,151.41        13,460.13        12,699.65        12,064.64        10,974.77
12/31/06        15,097.87        13,559.67        12,739.38        12,119.18        11,128.72
01/31/07        15,059.22        13,705.91        12,827.72        12,195.94        11,297.03
02/28/07        15,257.65        13,653.60        12,797.32        12,144.77        11,076.07
03/31/07        15,220.03        13,770.75        12,843.52        12,190.03        11,199.95
04/30/07        15,265.09        14,166.81        13,126.03        12,473.32        11,696.06
05/31/07        15,197.50        14,471.21        13,316.69        12,662.18        12,104.19
06/30/07        15,118.75        14,336.00        13,199.85        12,518.81        11,903.10
07/31/07        15,235.95        14,091.62        13,050.30        12,354.66        11,534.05
08/31/07        15,170.22        14,205.53        13,060.17        12,380.58        11,706.95
09/30/07        15,394.70        14,606.86        13,386.43        12,707.33        12,144.77
10/31/07        15,463.32        14,863.72        13,548.13        12,820.40        12,337.95
11/30/07        15,561.92        14,515.26        13,295.73        12,524.68        11,822.15
12/31/07        15,605.12        14,444.75        13,252.81        12,426.22        11,740.13
01/31/08        15,801.90        13,967.22        12,952.79        12,093.22        11,035.94
02/29/08        15,078.44        13,785.50        12,451.02        11,541.14        10,677.43
03/31/08        15,509.41        13,680.15        12,540.54        11,712.14        10,631.32
04/30/08        15,690.90        14,133.68        12,928.83        12,074.01        11,149.10
05/31/08        15,785.77        14,289.81        13,094.16        12,179.92        11,293.51
06/30/08        15,607.60        13,534.33        12,507.84        11,607.25        10,341.43
07/31/08        15,666.92        13,362.93        12,414.42        11,518.31        10,254.49
08/31/08        15,850.26        13,413.74        12,551.27        11,687.30        10,402.83
09/30/08        15,106.97        12,400.32        11,643.93        10,822.31         9,475.86
10/31/08        14,952.77        10,811.04        10,496.26         9,728.42         7,884.41
11/30/08        15,000.31        10,318.54        10,027.75         9,333.91         7,318.66
12/31/08        15,219.00        10,663.81        10,096.24         9,281.97         7,396.53
01/31/09        15,776.06        10,170.18         9,955.94         9,164.14         6,773.11
02/28/09        15,858.94         9,512.34         9,533.33         8,837.82         6,051.92
03/31/09        15,861.84        10,041.41         9,911.92         9,148.22         6,582.04
04/30/09        16,178.71        10,733.07        10,550.86         9,669.67         7,212.01
05/31/09        16,349.86        11,271.54        10,982.20        10,063.05         7,615.40
06/30/09        16,196.69        11,298.46        10,918.19        10,037.51         7,630.50
07/31/09        16,467.68        11,977.31        11,416.58        10,471.11         8,207.65
08/31/09        16,749.21        12,297.84        11,759.19        10,747.88         8,503.98
09/30/09        17,350.29        12,691.06        12,263.84        11,293.97         8,821.31
10/31/09        16,986.09        12,542.68        11,977.24        11,024.40         8,657.44
11/30/09        17,126.44        13,009.60        12,307.20        11,349.74         9,176.74
12/31/09        17,184.31        13,154.07        12,506.56        11,514.93         9,353.99
01/31/10        17,273.81        12,929.11        12,325.10        11,346.14         9,017.50
02/28/10        17,441.24        13,159.08        12,557.11        11,571.19         9,296.83
03/31/10        17,399.49        13,659.54        12,905.43        11,891.75         9,857.85
04/30/10        17,610.94        13,827.19        13,075.97        12,042.76        10,013.48
05/31/10        17,743.03        13,120.17        12,580.37        11,589.75         9,213.90

                                   [END CHART]

                    Data from 5/31/00 to 5/31/10.

                    See next page for benchmark definitions.

Past performance is no guarantee of future results, and the cumulative performance quoted does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

================================================================================

10  | USAA GROWTH AND TAX STRATEGY FUND

================================================================================

The graph on page 10 illustrates the comparison of a $10,000 hypothetical investment in the USAA Growth and Tax Strategy Fund to the following benchmarks:

o   The unmanaged Barclays Capital Municipal Bond Index is a benchmark of total return performance for the long-term, investment-grade, tax-exempt bond market.

o   The unmanaged Lipper Balanced Funds Index tracks the total return performance of the 30 largest funds within the Lipper Balanced Funds category.

o   The Composite Index is comprised of 51% of the Lipper General Municipal
    Debt Funds Index and 49% of the Lipper Large-Cap Core Funds Index. The
    unmanaged Lipper General Municipal Debt Funds Index tracks the total return performance of the 30 largest funds within this category. This category includes funds that invest at least 65% of their assets in municipal debt issues in the top four credit categories. The unmanaged Lipper Large-Cap
    Core Funds Index tracks the total return performance of the 30 largest funds within this category. This category includes funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) of greater than
    300% of the dollar-weighted median market capitalization of the middle
    1,000 securities of the S&P 1500 Index. Large-cap core funds have more latitude in the companies in which they invest. These funds have an above-average price-to-earnings ratio, price-to-book ratio, and three-year sales growth figure, compared to the S&P 500 Index.

o   The unmanaged S&P 500 Index represents the weighted average performance of a group of 500 widely held, publicly traded stocks.

================================================================================

                                                       INVESTMENT OVERVIEW |  11

================================================================================

                                TOP 10 INDUSTRIES
                                  AS OF 5/31/10
                                (% of Net Assets)

    Integrated Oil & Gas .............................................  3.0%
    Pharmaceuticals ..................................................  2.7%
    Computer Hardware ................................................  2.7%
    Other Diversified Financial Services .............................  1.9%
    Systems Software .................................................  1.5%
    Aerospace & Defense ..............................................  1.4%
    Household Products ...............................................  1.2%
    Integrated Telecommunication Services ............................  1.2%
    Communications Equipment .........................................  1.1%
    Soft Drinks ......................................................  1.1%

                         TOP 5 TAX-EXEMPT BOND HOLDINGS
                                  AS OF 5/31/10
                                (% of Net Assets)

    Lewisville .......................................................  3.9%
    Hospital Finance Auth. ...........................................  2.8%
    Houston Utility Systems ..........................................  2.2%
    MTA ..............................................................  2.1%
    El Paso ..........................................................  2.1%

                         TOP 5 BLUE CHIP STOCK HOLDINGS
                                  AS OF 5/31/10
                                (% of Net Assets)

    Exxon Mobil Corp. ................................................  1.3%
    Apple, Inc. ......................................................  1.2%
    Microsoft Corp. ..................................................  0.9%
    Procter & Gamble Co. .............................................  0.9%
    International Business Machines Corp. ............................  0.8%

You will find a complete list of securities that the Fund owns on pages 16-37.

================================================================================

12  | USAA GROWTH AND TAX STRATEGY FUND

================================================================================

                        o ASSET ALLOCATION -- 5/31/2010 o

                         [PIE CHART OF ASSET ALLOCATION]

       TAX-EXEMPT BONDS                                                53.0%
       BLUE CHIP STOCKS                                                46.9%
       TAX-EXEMPT MONEY MARKET INSTRUMENTS                              1.8%

                                   [END CHART]

      Percentages are of the net assets of the Fund and may not equal 100%.

================================================================================

                                                       INVESTMENT OVERVIEW |  13

================================================================================

DISTRIBUTIONS TO SHAREHOLDERS

--------------------------------------------------------------------------------

The following federal tax information related to the Fund's fiscal year ended
May 31, 2010, is provided for information purposes only and should not be used for reporting to federal or state revenue agencies. Federal tax information for the calendar year will be reported to you on Form 1099-DIV in January 2011.

100% of ordinary income distributions qualify for the dividends-received deductions eligible to corporations.

For the fiscal year ended May 31, 2010, the Fund hereby designates 100%, or the maximum amount allowable, of its net taxable income as qualified dividends taxed at individual net capital gain rates.

The Fund has designated 73.07% of dividends paid from net investment income as tax-exempt for federal income tax purposes.

================================================================================

14  | USAA GROWTH AND TAX STRATEGY FUND

================================================================================

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

--------------------------------------------------------------------------------

THE SHAREHOLDERS AND BOARD OF TRUSTEES OF USAA GROWTH AND TAX STRATEGY FUND:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the USAA Growth and Tax Strategy Fund (one of
the portfolios constituting USAA Mutual Funds Trust) (the "Fund") as of May 31,
2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company
Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting.
Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of May 31, 2010, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the
USAA Growth and Tax Strategy Fund at May 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

                                                           /S/ ERNST & YOUNG LLP

San Antonio, Texas
July 23, 2010

================================================================================

                   REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM |  15

================================================================================

PORTFOLIO OF INVESTMENTS

May 31, 2010

----------------------------------------------------------------------------------------------
PRINCIPAL                                                                               MARKET
AMOUNT                                                       COUPON                      VALUE
(000)      SECURITY                                           RATE       MATURITY        (000)
----------------------------------------------------------------------------------------------

           TAX-EXEMPT SECURITIES (54.8%)

           TAX-EXEMPT BONDS (53.0%)

           ARIZONA (2.9%)
  $ 1,000  Maricopa County                                    5.00%      6/01/2035    $  1,006
    1,000  Pima County IDA                                    5.75       9/01/2029       1,024
    2,250  Univ. Medical Center Corp.                         5.00       7/01/2035       2,121
                                                                                      --------
                                                                                         4,151
                                                                                      --------
           CALIFORNIA (0.6%)
    4,435  West Contra Costa USD (INS)                        5.05(a)    8/01/2034         837
                                                                                      --------
           COLORADO (0.3%)
      500  Univ. of Colorado Hospital Auth.                   5.00      11/15/2037         483
                                                                                      --------
           CONNECTICUT (2.1%)
    6,000  Mashantucket (Western) Pequot Tribe,
            acquired 9/21/1999; cost $5,583(b),(c)            5.75       9/01/2027       3,010
                                                                                      --------
           FLORIDA (3.5%)
    2,000  Miami-Dade County                                  5.00      10/01/2034       2,070
    3,000  Orlando (INS)                                      5.13      11/01/2027       3,047
                                                                                      --------
                                                                                         5,117
                                                                                      --------
           HAWAII (0.8%)
    1,000  State (INS)                                        5.25       9/01/2019       1,115
                                                                                      --------
           INDIANA (3.9%)
    1,250  Finance Auth.                                      5.38      11/01/2032       1,302
      550  Health and Educational Facility Financing Auth.    5.25       2/15/2036         510
    1,000  Health and Educational Facility Financing Auth.    5.00       2/15/2039         941
    3,000  Rockport (INS)                                     4.63       6/01/2025       2,944
                                                                                      --------
                                                                                         5,697
                                                                                      --------
           KENTUCKY (0.8%)
    1,000  Economic Dev. Finance Auth. (INS)                  6.00      12/01/2033       1,104
                                                                                      --------
           LOUISIANA (1.3%)
      985  Local Government Environmental Facilities and
            Community Dev. Auth. (INS)                        6.55       9/01/2025         898
    1,000  Parish of St. John the Baptist                     5.13       6/01/2037         958
                                                                                      --------
                                                                                         1,856
                                                                                      --------

================================================================================

16  | USAA GROWTH AND TAX STRATEGY FUND

================================================================================

----------------------------------------------------------------------------------------------
PRINCIPAL                                                                               MARKET
AMOUNT                                                       COUPON                      VALUE
(000)      SECURITY                                           RATE       MATURITY        (000)
----------------------------------------------------------------------------------------------

           MAINE (0.4%)
  $   595  Health and Higher Educational Facilities
            Auth. (INS)                                       5.75%      7/01/2030    $    603
                                                                                      --------
           MICHIGAN (4.9%)
    3,000  Hospital Finance Auth. (INS)                       5.00      11/15/2026       3,008
    4,000  Hospital Finance Auth.                             6.25      10/01/2027       4,000
                                                                                      --------
                                                                                         7,008
                                                                                      --------
           MISSOURI (1.0%)
    1,500  Health and Educational Facility Financing Auth.    5.38       2/01/2035       1,406
                                                                                      --------
           NEW JERSEY (2.2%)
    2,000  EDA                                                5.00       9/01/2033       2,106
    1,000  Middlesex County Improvement Auth.                 5.00       8/15/2023       1,025
                                                                                      --------
                                                                                         3,131
                                                                                      --------
           NEW MEXICO (1.3%)
    1,000  Farmington                                         4.88       4/01/2033         878
    1,000  Farmington(d)                                      5.90       6/01/2040       1,007
                                                                                      --------
                                                                                         1,885
                                                                                      --------
           NEW YORK (9.0%)
    1,000  Dormitory Auth.                                    5.50       5/01/2037       1,032
    3,000  MTA                                                5.00      11/15/2030       3,094
      265  New York City                                      6.00       5/15/2020         269
    1,000  New York City                                      5.25       8/15/2023       1,114
    1,500  New York City Housing Dev. Corp. (INS)             5.00       7/01/2025       1,573
    1,500  New York City Municipal Water Finance Auth.        5.00       6/15/2037       1,573
    2,000  New York City Trust for Cultural Resources         5.00      12/01/2039       2,058
    8,455  Oneida County IDA (INS)                            4.65(a)    7/01/2035       2,310
                                                                                      --------
                                                                                        13,023
                                                                                      --------
           NORTH CAROLINA (0.8%)
    1,000  Charlotte-Mecklenberg Hospital Auth. (PRE)         4.88       1/15/2032       1,147
                                                                                      --------
           RHODE ISLAND (0.1%)
     205   Housing and Mortgage Finance Corp.                 6.85      10/01/2024         205
                                                                                      --------
           TENNESSEE (0.3%)
    2,000  Knox County Health, Educational and Housing
            Facilities Board                                  5.01(a)    1/01/2035         460
                                                                                      --------
           TEXAS (14.2%)
    3,000  El Paso (INS)                                      4.75       8/15/2033       3,072
    2,000  Hidalgo County Health Services Corp.               5.00       8/15/2026       1,827
    3,000  Houston Utility Systems (INS)(e)                   5.13       5/15/2028       3,135
    5,675  Lewisville (INS)(e)                                5.80       9/01/2025       5,567
    1,500  Manor ISD (NBGA)                                   5.00       8/01/2037       1,569
    2,000  Pflugerville (INS)                                 5.00       8/01/2028       2,061

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  17

================================================================================

----------------------------------------------------------------------------------------------
PRINCIPAL                                                                               MARKET
AMOUNT                                                       COUPON                      VALUE
(000)      SECURITY                                           RATE       MATURITY        (000)
----------------------------------------------------------------------------------------------

  $ 1,500  Public Finance Auth. (INS)                         5.00%      2/15/2036    $  1,328
    1,000  San Leanna Education Facilities Corp.              4.75       6/01/2032         895
    1,000  Transportation Commission                          4.50       4/01/2033       1,004
                                                                                      --------
                                                                                        20,458
                                                                                      --------
           WASHINGTON (1.6%)
    1,500  Economic Dev. Finance Auth. (INS)                  5.00       6/01/2038       1,526
    1,000  Vancouver Downtown Redevelopment Auth. (INS)       5.00       1/01/2023         833
                                                                                      --------
                                                                                         2,359
                                                                                      --------
           WEST VIRGINIA (1.0%)
    1,500  Pleasants County                                   5.25      10/15/2037       1,473
                                                                                      --------
           Total Tax-Exempt Bonds (cost: $79,645)                                       76,528
                                                                                      --------

           TAX-EXEMPT MONEY MARKET INSTRUMENTS (1.8%)

           VARIABLE-RATE DEMAND NOTES (1.7%)

           CALIFORNIA (1.7%)
    2,500  ABAG Finance Auth. (LOC - Allied Irish
            Banks plc)(d)                                     2.75       9/01/2037       2,500
                                                                                      --------

----------------------------------------------------------------------------------------------
NUMBER
OF SHARES
----------------------------------------------------------------------------------------------

           MONEY MARKET FUNDS (0.1%)
   60,698  SSgA Tax Free Money Market Fund, 0.00%(f)                                        61
                                                                                      --------
           Total Tax-Exempt Money Market Instruments (cost: $2,561)                      2,561
                                                                                      --------
           Total Tax-Exempt Securities (cost: $82,206)                                  79,089
                                                                                      --------

           BLUE CHIP STOCKS (46.9%)

           CONSUMER DISCRETIONARY (4.8%)
           -----------------------------
           ADVERTISING (0.1%)
    2,760  Interpublic Group of Companies, Inc.*                                            23
    1,760  Omnicom Group, Inc.                                                              67
                                                                                      --------
                                                                                            90
                                                                                      --------
           APPAREL & ACCESSORIES & LUXURY GOODS (0.1%)
    2,260  Coach, Inc.                                                                      93
      420  Polo Ralph Lauren Corp.                                                          37
      650  VF Corp.                                                                         50
                                                                                      --------
                                                                                           180
                                                                                      --------
           APPAREL RETAIL (0.2%)
      750  Abercrombie & Fitch Co. "A"                                                      27
    3,060  Gap, Inc.                                                                        66

================================================================================

18  | USAA GROWTH AND TAX STRATEGY FUND

================================================================================

----------------------------------------------------------------------------------------------
                                                                                        MARKET
NUMBER                                                                                   VALUE
OF SHARES   SECURITY                                                                     (000)
----------------------------------------------------------------------------------------------

    1,450   Limited Brands, Inc.                                                      $     36
      630   Ross Stores, Inc.                                                               33
    3,010   TJX Companies, Inc.                                                            137
                                                                                      --------
                                                                                           299
                                                                                      --------
            AUTO PARTS & EQUIPMENT (0.1%)
    4,330   Johnson Controls, Inc.                                                         124
                                                                                      --------
            AUTOMOBILE MANUFACTURERS (0.2%)
   24,051   Ford Motor Co.*                                                                282
                                                                                      --------
            AUTOMOTIVE RETAIL (0.1%)
      920   AutoNation, Inc.*                                                               19
      300   AutoZone, Inc.*                                                                 57
      240   O'Reilly Automotive, Inc.*                                                      12
                                                                                      --------
                                                                                            88
                                                                                      --------
            BROADCASTING (0.1%)
    5,840   CBS Corp. "B"                                                                   85
      930   Discovery Communications, Inc. "A"*                                             35
                                                                                      --------
                                                                                           120
                                                                                      --------
            CABLE & SATELLITE (0.5%)
   19,712   Comcast Corp. "A"                                                              357
    6,660   DIRECTV "A"*                                                                   251
      630   Scripps Networks Interactive "A"                                                28
    1,899   Time Warner Cable, Inc.                                                        104
                                                                                      --------
                                                                                           740
                                                                                      --------
            CASINOS & GAMING (0.1%)
    2,100   International Game Technology                                                   41
      490   Wynn Resorts Ltd.                                                               41
                                                                                      --------
                                                                                            82
                                                                                      --------
            COMPUTER & ELECTRONICS RETAIL (0.1%)
    2,800   Best Buy Co., Inc.                                                             118
    1,310   GameStop Corp. "A"*                                                             30
      970   RadioShack Corp.                                                                20
                                                                                      --------
                                                                                           168
                                                                                      --------
            CONSUMER ELECTRONICS (0.0%)
      510   Harman International Industries, Inc.*                                          16
                                                                                      --------
            DEPARTMENT STORES (0.2%)
    1,710   J.C. Penney Co., Inc.                                                           47
    2,160   Kohl's Corp.*                                                                  110
    2,970   Macy's, Inc.                                                                    66

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  19

================================================================================

----------------------------------------------------------------------------------------------
                                                                                        MARKET
NUMBER                                                                                   VALUE
OF SHARES   SECURITY                                                                     (000)
----------------------------------------------------------------------------------------------

    1,370   Nordstrom, Inc.                                                           $     54
      470   Sears Holdings Corp.*                                                           41
                                                                                      --------
                                                                                           318
                                                                                      --------
            DISTRIBUTORS (0.0%)
    1,300   Genuine Parts Co.                                                               53
                                                                                      --------
            EDUCATION SERVICES (0.0%)
    1,040   Apollo Group, Inc. "A"*                                                         55
                                                                                      --------
            FOOTWEAR (0.1%)
    2,810   NIKE, Inc. "B"                                                                 203
                                                                                      --------
            GENERAL MERCHANDISE STORES (0.2%)
      600   Big Lots, Inc.*                                                                 21
    1,230   Family Dollar Stores, Inc.                                                      50
    4,590   Target Corp.                                                                   251
                                                                                      --------
                                                                                           322
                                                                                      --------
            HOME IMPROVEMENT RETAIL (0.5%)
   11,320   Home Depot, Inc.                                                               383
    8,920   Lowe's Companies, Inc.                                                         221
      770   Sherwin-Williams Co.                                                            59
                                                                                      --------
                                                                                           663
                                                                                      --------
            HOMEBUILDING (0.0%)
    2,350   D.R. Horton, Inc.                                                               29
    1,120   Lennar Corp. "A"                                                                19
    1,840   Pulte Homes, Inc.*                                                              21
                                                                                      --------
                                                                                            69
                                                                                      --------
            HOMEFURNISHING RETAIL (0.1%)
    2,070   Bed Bath & Beyond, Inc.*                                                        93
                                                                                      --------
            HOTELS, RESORTS, & CRUISE LINES (0.2%)
    3,010   Carnival Corp.                                                                 109
    1,776   Marriott International, Inc. "A"                                                59
    1,570   Starwood Hotels & Resorts Worldwide, Inc.                                       73
    1,270   Wyndham Worldwide Corp.                                                         30
                                                                                      --------
                                                                                           271
                                                                                      --------
            HOUSEHOLD APPLIANCES (0.1%)
    1,273   Stanley Black & Decker, Inc.                                                    71
      570   Whirlpool Corp.                                                                 60
                                                                                      --------
                                                                                           131
                                                                                      --------
            HOUSEWARES & SPECIALTIES (0.1%)
    1,070   Fortune Brands, Inc.                                                            51
    2,370   Newell Rubbermaid, Inc.                                                         39
                                                                                      --------
                                                                                            90
                                                                                      --------

================================================================================

20  | USAA GROWTH AND TAX STRATEGY FUND

================================================================================

----------------------------------------------------------------------------------------------
                                                                                        MARKET
NUMBER                                                                                   VALUE
OF SHARES   SECURITY                                                                     (000)
----------------------------------------------------------------------------------------------

            INTERNET RETAIL (0.2%)
    2,370   Amazon.com, Inc.*                                                         $    297
    1,800   Expedia, Inc.                                                                   39
      160   Priceline.com, Inc.*                                                            31
                                                                                      --------
                                                                                           367
                                                                                      --------
            LEISURE PRODUCTS (0.1%)
    1,440   Hasbro, Inc.                                                                    58
    1,240   Mattel, Inc.                                                                    27
                                                                                      --------
                                                                                            85
                                                                                      --------
            MOTORCYCLE MANUFACTURERS (0.0%)
    1,720   Harley-Davidson, Inc.                                                           52
                                                                                      --------
            MOVIES & ENTERTAINMENT (0.6%)
   15,930   News Corp. "A"                                                                 211
    4,590   Viacom, Inc. "B"*                                                              154
   13,495   Walt Disney Co.                                                                451
                                                                                      --------
                                                                                           816
                                                                                      --------
            PHOTOGRAPHIC PRODUCTS (0.0%)
    2,170   Eastman Kodak Co.*                                                              12
                                                                                      --------
            PUBLISHING (0.1%)
    1,980   Gannett Co., Inc.                                                               31
    2,160   McGraw-Hill Companies, Inc.                                                     60
      300   Meredith Corp.                                                                  10
    1,000   New York Times Co. "A"*                                                          9
       50   Washington Post Co. "B"                                                         23
                                                                                      --------
                                                                                           133
                                                                                      --------
            RESTAURANTS (0.6%)
    7,930   McDonald's Corp.                                                               530
    6,180   Starbucks Corp.                                                                160
    3,350   Yum! Brands, Inc.                                                              137
                                                                                      --------
                                                                                           827
                                                                                      --------
            SPECIALIZED CONSUMER SERVICES (0.0%)
    2,720   H&R Block, Inc.                                                                 44
                                                                                      --------
            SPECIALTY STORES (0.1%)
    2,330   Office Depot, Inc.*                                                             13
    4,350   Staples, Inc.                                                                   94
      720   Tiffany & Co.                                                                   33
                                                                                      --------
                                                                                           140
                                                                                      --------
            TIRES & RUBBER (0.0%)
    1,710   Goodyear Tire & Rubber Co.*                                                     20
                                                                                      --------
            Total Consumer Discretionary                                                 6,953
                                                                                      --------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  21

================================================================================

----------------------------------------------------------------------------------------------
                                                                                        MARKET
NUMBER                                                                                   VALUE
OF SHARES   SECURITY                                                                     (000)
----------------------------------------------------------------------------------------------

            CONSUMER STAPLES (5.3%)
            -----------------------
            AGRICULTURAL PRODUCTS (0.1%)
    4,660   Archer-Daniels-Midland Co.                                                $    118
                                                                                      --------
            BREWERS (0.0%)
      920   Molson Coors Brewing Co. "B"                                                    38
                                                                                      --------
            DISTILLERS & VINTNERS (0.0%)
      320   Brown-Forman Corp. "B"                                                          18
    1,440   Constellation Brands, Inc. "A"*                                                 24
                                                                                      --------
                                                                                            42
                                                                                      --------
            DRUG RETAIL (0.4%)
   10,232   CVS Caremark Corp.                                                             354
    7,230   Walgreen Co.                                                                   232
                                                                                      --------
                                                                                           586
                                                                                      --------
            FOOD DISTRIBUTORS (0.1%)
    4,290   Sysco Corp.                                                                    128
                                                                                      --------
            FOOD RETAIL (0.2%)
    3,770   Kroger Co.                                                                      76
    2,940   Safeway, Inc.                                                                   65
    1,490   SUPERVALU, Inc.                                                                 20
    1,070   Whole Foods Market, Inc.*                                                       43
                                                                                      --------
                                                                                           204
                                                                                      --------
            HOUSEHOLD PRODUCTS (1.2%)
    1,020   Clorox Co.                                                                      64
    3,610   Colgate-Palmolive Co.                                                          282
    2,620   Kimberly-Clark Corp.                                                           159
   20,333   Procter & Gamble Co.                                                         1,242
                                                                                      --------
                                                                                         1,747
                                                                                      --------
            HYPERMARKETS & SUPER CENTERS (0.6%)
    1,990   Costco Wholesale Corp.                                                         116
   15,290   Wal-Mart Stores, Inc.                                                          773
                                                                                      --------
                                                                                           889
                                                                                      --------
            PACKAGED FOODS & MEAT (0.8%)
    1,310   Campbell Soup Co.                                                               47
    3,840   ConAgra Foods, Inc.                                                             93
      920   Dean Foods Co.*                                                                 10
    2,840   General Mills, Inc.                                                            202
    2,125   H.J. Heinz Co.                                                                  94
    1,160   Hershey Co.                                                                     54
      828   J.M. Smucker Co.                                                                46

================================================================================

22  | USAA GROWTH AND TAX STRATEGY FUND

================================================================================

----------------------------------------------------------------------------------------------
                                                                                        MARKET
NUMBER                                                                                   VALUE
OF SHARES   SECURITY                                                                     (000)
----------------------------------------------------------------------------------------------

    1,830   Kellogg Co.                                                               $     98
   12,230   Kraft Foods, Inc. "A"                                                          350
    1,120   McCormick & Co., Inc.                                                           43
    1,441   Mead Johnson Nutrition Co.                                                      71
    5,070   Sara Lee Corp.                                                                  72
      550   Tyson Foods, Inc. "A"                                                            9
                                                                                      --------
                                                                                         1,189
                                                                                      --------
            PERSONAL PRODUCTS (0.1%)
    3,050   Avon Products, Inc.                                                             81
      840   Estee Lauder Companies, Inc. "A"                                                49
                                                                                      --------
                                                                                           130
                                                                                      --------
            SOFT DRINKS (1.1%)
   14,730   Coca-Cola Co.                                                                  757
    2,700   Coca-Cola Enterprises, Inc.                                                     71
    1,960   Dr. Pepper Snapple Group, Inc.                                                  74
   11,033   PepsiCo, Inc.                                                                  694
                                                                                      --------
                                                                                         1,596
                                                                                      --------
            TOBACCO (0.7%)
   14,120   Altria Group, Inc.                                                             286
    1,225   Lorillard, Inc.                                                                 88
   13,560   Philip Morris International, Inc.                                              598
      980   Reynolds American, Inc.                                                         51
                                                                                      --------
                                                                                         1,023
                                                                                      --------
            Total Consumer Staples                                                       7,690
                                                                                      --------
            ENERGY (5.0%)
            -------------
            COAL & CONSUMABLE FUELS (0.1%)
    1,030   CONSOL Energy, Inc.                                                             37
      720   Massey Energy Co.                                                               24
    1,920   Peabody Energy Corp.                                                            75
                                                                                      --------
                                                                                           136
                                                                                      --------
            INTEGRATED OIL & GAS (3.0%)
   13,650   Chevron Corp.                                                                1,008
    9,250   ConocoPhillips                                                                 480
   31,970   Exxon Mobil Corp.                                                            1,933
    2,130   Hess Corp.                                                                     113
    4,810   Marathon Oil Corp.                                                             149
    1,400   Murphy Oil Corp.                                                                75
    6,250   Occidental Petroleum Corp.                                                     516
                                                                                      --------
                                                                                         4,274
                                                                                      --------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  23

================================================================================

----------------------------------------------------------------------------------------------
                                                                                        MARKET
NUMBER                                                                                   VALUE
OF SHARES   SECURITY                                                                     (000)
----------------------------------------------------------------------------------------------

            OIL & GAS DRILLING (0.1%)
      510   Diamond Offshore Drilling, Inc.                                           $     32
    2,180   Nabors Industries Ltd.*                                                         41
      960   Rowan Companies, Inc.*                                                          24
                                                                                      --------
                                                                                            97
                                                                                      --------
            OIL & GAS EQUIPMENT & SERVICES (0.7%)
    3,257   Baker Hughes, Inc.                                                             124
    1,400   Cameron International Corp.*                                                    51
      920   FMC Technologies, Inc.*                                                         53
    5,260   Halliburton Co.                                                                131
    3,080   National-Oilwell Varco, Inc.                                                   117
    8,310   Schlumberger Ltd.                                                              467
    2,020   Smith International, Inc.                                                       76
                                                                                      --------
                                                                                         1,019
                                                                                      --------
            OIL & GAS EXPLORATION & PRODUCTION (0.9%)
    3,330   Anadarko Petroleum Corp.                                                       174
    2,190   Apache Corp.                                                                   196
      700   Cabot Oil & Gas Corp.                                                           24
    3,970   Chesapeake Energy Corp.                                                         89
    3,170   Denbury Resources, Inc.*                                                        52
    2,560   Devon Energy Corp.                                                             163
    2,090   EOG Resources, Inc.                                                            219
    1,270   Noble Energy, Inc.                                                              76
    1,020   Pioneer Natural Resources Co.                                                   65
    1,130   Range Resources Corp.                                                           51
    1,800   Southwestern Energy Co.*                                                        68
    4,062   XTO Energy, Inc.                                                               174
                                                                                      --------
                                                                                         1,351
                                                                                      --------
            OIL & GAS REFINING & MARKETING (0.1%)
    1,000   Sunoco, Inc.                                                                    30
    4,530   Valero Energy Corp.                                                             85
                                                                                      --------
                                                                                           115
                                                                                      --------
            OIL & GAS STORAGE & TRANSPORTATION (0.1%)
    2,770   El Paso Corp.                                                                   32
    4,910   Spectra Energy Corp.                                                            98
    4,220   Williams Companies, Inc.                                                        83
                                                                                      --------
                                                                                           213
                                                                                      --------
            Total Energy                                                                 7,205
                                                                                      --------

================================================================================

24  | USAA GROWTH AND TAX STRATEGY FUND

================================================================================

----------------------------------------------------------------------------------------------
                                                                                        MARKET
NUMBER                                                                                   VALUE
OF SHARES   SECURITY                                                                     (000)
----------------------------------------------------------------------------------------------

            FINANCIALS (7.7%)
            -----------------
            ASSET MANAGEMENT & CUSTODY BANKS (0.5%)
    2,195   Ameriprise Financial, Inc.                                                $     87
    5,185   Bank of New York Mellon Corp.                                                  141
      770   Federated Investors, Inc. "B"                                                   17
    1,110   Franklin Resources, Inc.                                                       109
    3,300   Invesco Ltd. ADR                                                                61
    1,180   Janus Capital Group, Inc.                                                       13
    1,220   Legg Mason, Inc.                                                                36
    1,540   Northern Trust Corp.(g)                                                         78
    3,500   State Street Corp.                                                             134
    2,210   T. Rowe Price Group, Inc.                                                      110
                                                                                      --------
                                                                                           786
                                                                                      --------
            CONSUMER FINANCE (0.4%)
    8,630   American Express Co.                                                           344
    3,560   Capital One Financial Corp.                                                    147
    3,520   Discover Financial Services                                                     47
    4,030   SLM Corp.*                                                                      45
                                                                                      --------
                                                                                           583
                                                                                      --------
            DIVERSIFIED BANKS (0.9%)
    1,300   Comerica, Inc.                                                                  50
   13,330   U.S. Bancorp                                                                   319
   32,240   Wells Fargo & Co.                                                              925
                                                                                      --------
                                                                                         1,294
                                                                                      --------
            INSURANCE BROKERS (0.1%)
    2,220   Aon Corp.                                                                       88
    4,130   Marsh & McLennan Companies, Inc.                                                90
                                                                                      --------
                                                                                           178
                                                                                      --------
            INVESTMENT BANKING & BROKERAGE (0.6%)
    6,900   Charles Schwab Corp.                                                           113
   15,550   E*TRADE Financial Corp.*                                                        23
    3,790   Goldman Sachs Group, Inc.                                                      547
    7,320   Morgan Stanley                                                                 198
                                                                                      --------
                                                                                           881
                                                                                      --------
            LIFE & HEALTH INSURANCE (0.5%)
    3,460   AFLAC, Inc.                                                                    153
    2,199   Lincoln National Corp.                                                          58
    5,380   MetLife, Inc.                                                                  218
    2,260   Principal Financial Group, Inc.                                                 62
    2,755   Prudential Financial, Inc.                                                     159

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  25

================================================================================

----------------------------------------------------------------------------------------------
                                                                                        MARKET
NUMBER                                                                                   VALUE
OF SHARES   SECURITY                                                                     (000)
----------------------------------------------------------------------------------------------

      665   Torchmark Corp.                                                           $     34
    2,390   Unum Group                                                                      55
                                                                                      --------
                                                                                           739
                                                                                      --------
            MULTI-LINE INSURANCE (0.2%)
      780   American International Group, Inc.*                                             28
      700   Assurant, Inc.                                                                  24
    3,680   Genworth Financial, Inc. "A"*                                                   57
    2,730   Hartford Financial Services Group, Inc.                                         68
    2,636   Loews Corp.                                                                     86
                                                                                      --------
                                                                                           263
                                                                                      --------
            MULTI-SECTOR HOLDINGS (0.0%)
      900   Leucadia National Corp.*                                                        20
                                                                                      --------
            OTHER DIVERSIFIED FINANCIAL SERVICES (1.9%)
   69,913   Bank of America Corp.                                                        1,100
  131,730   Citigroup, Inc.*                                                               522
   27,109   JPMorgan Chase & Co.                                                         1,073
                                                                                      --------
                                                                                         2,695
                                                                                      --------
            PROPERTY & CASUALTY INSURANCE (1.0%)
    3,880   Allstate Corp.                                                                 119
   11,368   Berkshire Hathaway, Inc. "B"*                                                  802
    2,920   Chubb Corp.                                                                    147
    1,410   Cincinnati Financial Corp.                                                      38
    4,290   Progressive Corp.                                                               84
    3,530   Travelers Companies, Inc.                                                      174
    2,830   XL Capital Ltd. "A"                                                             50
                                                                                      --------
                                                                                         1,414
                                                                                      --------
            REAL ESTATE SERVICES (0.0%)
    1,830   CB Richard Ellis Group, Inc. "A"*                                               29
                                                                                      --------
            REGIONAL BANKS (0.6%)
    4,390   BB&T Corp.                                                                     133
    5,810   Fifth Third Bancorp                                                             76
    1,794   First Horizon National Corp.*                                                   22
    5,750   Huntington Bancshares, Inc.                                                     35
    7,160   KeyCorp                                                                         57
      700   M&T Bank Corp.                                                                  56
    4,250   Marshall & Ilsley Corp.                                                         35
    3,605   PNC Financial Services Group, Inc.                                             226
    9,610   Regions Financial Corp.                                                         73
    4,000   SunTrust Banks, Inc.                                                           108
    1,130   Zions Bancorp                                                                   27
                                                                                      --------
                                                                                           848
                                                                                      --------

================================================================================

26  | USAA GROWTH AND TAX STRATEGY FUND

================================================================================

----------------------------------------------------------------------------------------------
                                                                                        MARKET
NUMBER                                                                                   VALUE
OF SHARES   SECURITY                                                                     (000)
----------------------------------------------------------------------------------------------

            REITs - DIVERSIFIED (0.1%)
    1,358   Vornado Realty Trust                                                      $    105
                                                                                      --------
            REITs - INDUSTRIAL (0.0%)
    3,345   ProLogis                                                                        38
                                                                                      --------
            REITs - OFFICE (0.1%)
    1,050   Boston Properties, Inc.                                                         81
                                                                                      --------
            REITs - RESIDENTIAL (0.1%)
      510   AvalonBay Communities, Inc.                                                     50
    2,235   Equity Residential Properties Trust                                            101
                                                                                      --------
                                                                                           151
                                                                                      --------
            REITs - RETAIL (0.2%)
    3,250   Kimco Realty Corp.                                                              47
    2,004   Simon Property Group, Inc.                                                     170
                                                                                      --------
                                                                                           217
                                                                                      --------
            REITs - SPECIALIZED (0.2%)
    1,880   HCP, Inc.                                                                       60
      940   Health Care REIT, Inc.                                                          40
    4,372   Host Hotels & Resorts, Inc.                                                     62
    1,310   Plum Creek Timber Co., Inc.                                                     46
      795   Public Storage                                                                  74
    1,230   Ventas, Inc.                                                                    58
                                                                                      --------
                                                                                           340
                                                                                      --------
            SPECIALIZED FINANCE (0.2%)
      500   CME Group, Inc.                                                                158
      540   IntercontinentalExchange, Inc.*                                                 63
    1,150   Moody's Corp.                                                                   24
    2,110   NYSE Euronext                                                                   60
                                                                                      --------
                                                                                           305
                                                                                      --------
            THRIFTS & MORTGAGE FINANCE (0.1%)
    3,850   Hudson City Bancorp, Inc.                                                       49
    1,430   People's United Financial, Inc.                                                 20
                                                                                      --------
                                                                                            69
                                                                                      --------
            Total Financials                                                            11,036
                                                                                      --------
            HEALTH CARE (5.5%)
            -----------------
            BIOTECHNOLOGY (0.7%)
    7,200   Amgen, Inc.*                                                                   373
    2,050   Biogen Idec, Inc.*                                                              97
    2,970   Celgene Corp.*                                                                 157

================================================================================

                                                 PORTFOLIO OF INVESTMENTS |   27

================================================================================

----------------------------------------------------------------------------------------------
                                                                                        MARKET
NUMBER                                                                                   VALUE
OF SHARES   SECURITY                                                                     (000)
----------------------------------------------------------------------------------------------

      610   Cephalon, Inc.*                                                           $     36
      810   Genzyme Corp.*                                                                  39
    6,330   Gilead Sciences, Inc.*                                                         227
                                                                                      --------
                                                                                           929
                                                                                      --------
            HEALTH CARE DISTRIBUTORS (0.2%)
    2,160   AmerisourceBergen Corp.                                                         68
    2,620   Cardinal Health, Inc.                                                           90
    1,500   McKesson Corp.                                                                 105
      760   Patterson Companies, Inc.                                                       23
                                                                                      --------
                                                                                           286
                                                                                      --------
            HEALTH CARE EQUIPMENT (0.9%)
    4,460   Baxter International, Inc.                                                     188
    1,750   Becton, Dickinson and Co.                                                      125
   11,100   Boston Scientific Corp.*                                                        67
      720   C.R. Bard, Inc.                                                                 58
    1,315   CareFusion Corp.*                                                               34
    1,160   Hospira, Inc.*                                                                  60
      230   Intuitive Surgical, Inc.*                                                       74
    8,060   Medtronic, Inc.                                                                316
    1,810   St. Jude Medical, Inc.*                                                         68
    2,040   Stryker Corp.                                                                  108
      830   Varian Medical Systems, Inc.*                                                   42
    1,720   Zimmer Holdings, Inc.*                                                          96
                                                                                      --------
                                                                                         1,236
                                                                                      --------
            HEALTH CARE FACILITIES (0.0%)
    3,580   Tenet Healthcare Corp.*                                                         20
                                                                                      --------
            HEALTH CARE SERVICES (0.4%)
      900   DaVita, Inc.*                                                                   57
    1,770   Express Scripts, Inc.*                                                         178
      795   Laboratory Corp. of America Holdings*                                           60
    3,620   Medco Health Solutions, Inc.*                                                  209
    1,110   Quest Diagnostics, Inc.                                                         59
                                                                                      --------
                                                                                           563
                                                                                      --------
            HEALTH CARE SUPPLIES (0.0%)
    1,270   DENTSPLY International, Inc.                                                    41
                                                                                      --------
            LIFE SCIENCES TOOLS & SERVICES (0.2%)
    1,469   Life Technologies Corp.*                                                        74
      330   Millipore Corp.*                                                                35
    3,000   Thermo Fisher Scientific, Inc.*                                                156
      690   Waters Corp.*                                                                   47
                                                                                      --------
                                                                                           312
                                                                                      --------

================================================================================

28  | USAA GROWTH AND TAX STRATEGY FUND

================================================================================

----------------------------------------------------------------------------------------------
                                                                                        MARKET
NUMBER                                                                                   VALUE
OF SHARES   SECURITY                                                                     (000)
----------------------------------------------------------------------------------------------

            MANAGED HEALTH CARE (0.4%)
    1,570   Aetna, Inc.                                                               $     46
    2,340   CIGNA Corp.                                                                     78
    1,260   Coventry Health Care, Inc.*                                                     26
    1,210   Humana, Inc.*                                                                   56
    8,230   UnitedHealth Group, Inc.                                                       239
    3,150   WellPoint, Inc.*                                                               162
                                                                                      --------
                                                                                           607
                                                                                      --------
            PHARMACEUTICALS (2.7%)
   11,100   Abbott Laboratories                                                            528
    2,250   Allergan, Inc.                                                                 135
    8,286   Bristol-Myers Squibb Co.                                                       192
    8,110   Eli Lilly and Co.                                                              266
    2,420   Forest Laboratories, Inc.*                                                      63
   18,480   Johnson & Johnson                                                            1,077
      680   King Pharmaceuticals, Inc.*                                                      6
   21,263   Merck & Co., Inc.                                                              716
    2,210   Mylan, Inc.*                                                                    43
   57,684   Pfizer, Inc.                                                                   879
      930   Watson Pharmaceuticals, Inc.*                                                   41
                                                                                      --------
                                                                                         3,946
                                                                                      --------
            Total Health Care                                                            7,940
                                                                                      --------
            INDUSTRIALS (4.9%)
            ------------------
            AEROSPACE & DEFENSE (1.4%)
    5,150   Boeing Co.                                                                     331
    2,730   General Dynamics Corp.                                                         185
      900   Goodrich Corp.                                                                  63
    5,330   Honeywell International, Inc.                                                  228
    1,220   ITT Corp.                                                                       59
      830   L-3 Communications Holdings, Inc.                                               69
    2,320   Lockheed Martin Corp.                                                          185
    1,340   Northrop Grumman Corp.                                                          81
    1,010   Precision Castparts Corp.                                                      118
    2,985   Raytheon Co.                                                                   156
    1,340   Rockwell Collins, Inc.                                                          78
    6,660   United Technologies Corp.                                                      449
                                                                                      --------
                                                                                         2,002
                                                                                      --------
            AIR FREIGHT & LOGISTICS (0.5%)
    1,230   C.H. Robinson Worldwide, Inc.                                                   72
      810   Expeditors International of Washington, Inc.                                    31

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  29

================================================================================

----------------------------------------------------------------------------------------------
                                                                                        MARKET
NUMBER                                                                                   VALUE
OF SHARES   SECURITY                                                                     (000)
----------------------------------------------------------------------------------------------

    2,650   FedEx Corp.                                                               $    221
    6,380   United Parcel Service, Inc. "B"                                                400
                                                                                      --------
                                                                                           724
                                                                                      --------
            AIRLINES (0.0%)
    5,130   Southwest Airlines Co.                                                          64
                                                                                      --------
            BUILDING PRODUCTS (0.0%)
    3,110   Masco Corp.                                                                     42
                                                                                      --------
            COMMERCIAL PRINTING (0.0%)
    1,460   R.R. Donnelley & Sons Co.                                                       28
                                                                                      --------
            CONSTRUCTION & ENGINEERING (0.1%)
       50   Fluor Corp.                                                                      2
    1,010   Jacobs Engineering Group, Inc.*                                                 42
    1,470   Quanta Services, Inc.*                                                          31
                                                                                      --------
                                                                                            75
                                                                                      --------
            CONSTRUCTION & FARM MACHINERY & HEAVY TRUCKS (0.5%)
    4,145   Caterpillar, Inc.                                                              252
    1,700   Cummins, Inc.                                                                  116
    3,070   Deere & Co.                                                                    177
    2,572   PACCAR, Inc.                                                                   105
                                                                                      --------
                                                                                           650
                                                                                      --------
            DIVERSIFIED SUPPORT SERVICES (0.1%)
    1,130   Cintas Corp.                                                                    29
    1,550   Iron Mountain, Inc.                                                             38
                                                                                      --------
                                                                                            67
                                                                                      --------
            ELECTRICAL COMPONENTS & EQUIPMENT (0.3%)
    5,920   Emerson Electric Co.                                                           275
      210   First Solar, Inc.*                                                              23
    1,210   Rockwell Automation, Inc.                                                       65
                                                                                      --------
                                                                                           363
                                                                                      --------
            ENVIRONMENTAL & FACILITIES SERVICES (0.2%)
    2,526   Republic Services, Inc.                                                         73
      430   Stericycle, Inc.*                                                               25
    3,525   Waste Management, Inc.                                                         115
                                                                                      --------
                                                                                           213
                                                                                      --------
            HUMAN RESOURCE & EMPLOYMENT SERVICES (0.0%)
      750   Robert Half International, Inc.                                                 19
                                                                                      --------
            INDUSTRIAL CONGLOMERATES (1.0%)
    4,660   3M Co.                                                                         369
   65,560   General Electric Co.                                                         1,072

================================================================================

30  | USAA GROWTH AND TAX STRATEGY FUND

================================================================================

----------------------------------------------------------------------------------------------
                                                                                        MARKET
NUMBER                                                                                   VALUE
OF SHARES   SECURITY                                                                     (000)
----------------------------------------------------------------------------------------------

    2,070   Textron, Inc.                                                             $     43
                                                                                      --------
                                                                                         1,484
                                                                                      --------
            INDUSTRIAL MACHINERY (0.4%)
    1,835   Danaher Corp.                                                                  146
    1,320   Dover Corp.                                                                     59
    1,210   Eaton Corp.                                                                     85
      490   Flowserve Corp.                                                                 46
    2,480   Illinois Tool Works, Inc.                                                      115
      850   Pall Corp.                                                                      29
    1,120   Parker-Hannifin Corp.                                                           69
                                                                                      --------
                                                                                           549
                                                                                      --------
            OFFICE SERVICES & SUPPLIES (0.0%)
      660   Avery Dennison Corp.                                                            22
    1,670   Pitney Bowes, Inc.                                                              38
                                                                                      --------
                                                                                            60
                                                                                      --------
            RAILROADS (0.3%)
    2,990   CSX Corp.                                                                      156
    1,150   Norfolk Southern Corp.                                                          65
    3,850   Union Pacific Corp.                                                            275
                                                                                      --------
                                                                                           496
                                                                                      --------
            RESEARCH & CONSULTING SERVICES (0.0%)
      400   Dun & Bradstreet Corp.                                                          29
      720   Equifax, Inc.                                                                   22
                                                                                      --------
                                                                                            51
                                                                                      --------
            TRADING COMPANIES & DISTRIBUTORS (0.1%)
      930   Fastenal Co.                                                                    47
      480   W.W. Grainger, Inc.                                                             49
                                                                                      --------
                                                                                            96
                                                                                      --------
            Total Industrials                                                            6,983
                                                                                      --------
            INFORMATION TECHNOLOGY (9.1%)
            -----------------------------
            APPLICATION SOFTWARE (0.3%)
    3,800   Adobe Systems, Inc.*                                                           122
    1,090   Autodesk, Inc.*                                                                 32
    1,240   Citrix Systems, Inc.*                                                           54
    1,730   Compuware Corp.*                                                                14
    2,210   Intuit, Inc.*                                                                   79
      640   Salesforce.com, Inc.*                                                           56
                                                                                      --------
                                                                                           357
                                                                                      --------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  31

================================================================================

----------------------------------------------------------------------------------------------
                                                                                        MARKET
NUMBER                                                                                   VALUE
OF SHARES   SECURITY                                                                     (000)
----------------------------------------------------------------------------------------------

            COMMUNICATIONS EQUIPMENT (1.1%)
   39,185   Cisco Systems, Inc.*                                                      $    908
      980   Harris Corp.                                                                    46
    1,890   JDS Uniphase Corp.*                                                             22
    3,970   Juniper Networks, Inc.*                                                        106
   15,930   Motorola, Inc.*                                                                109
   11,570   QUALCOMM, Inc.                                                                 411
    2,800   Tellabs, Inc.                                                                   25
                                                                                      --------
                                                                                         1,627
                                                                                      --------
            COMPUTER HARDWARE (1.8%)
    6,400   Apple, Inc.*                                                                 1,646
   11,200   Dell, Inc.*                                                                    149
   17,540   Hewlett-Packard Co.                                                            807
    1,255   Teradata Corp.*                                                                 40
                                                                                      --------
                                                                                         2,642
                                                                                      --------
            COMPUTER STORAGE & PERIPHERALS (0.4%)
   14,680   EMC Corp.*                                                                     273
      670   Lexmark International, Inc. "A"*                                                25
    2,010   NetApp, Inc.*                                                                   76
    1,600   SanDisk Corp.*                                                                  75
    1,210   Western Digital Corp.*                                                          42
                                                                                      --------
                                                                                           491
                                                                                      --------
            DATA PROCESSING & OUTSOURCED SERVICES (0.6%)
    3,810   Automatic Data Processing, Inc.                                                156
    1,130   Computer Sciences Corp.*                                                        56
    2,280   Fidelity National Information Services, Inc.                                    63
      880   Fiserv, Inc.*                                                                   42
      600   MasterCard, Inc. "A"                                                           121
    2,340   Paychex, Inc.                                                                   67
    1,690   Total System Services, Inc.                                                     25
    2,970   Visa, Inc. "A"                                                                 215
    5,545   Western Union Co.                                                               88
                                                                                      --------
                                                                                           833
                                                                                      --------
            ELECTRONIC COMPONENTS (0.2%)
    1,270   Amphenol Corp. "A"                                                              54
   11,020   Corning, Inc.                                                                  192
                                                                                      --------
                                                                                           246
                                                                                      --------
            ELECTRONIC EQUIPMENT & INSTRUMENTS (0.1%)
    1,090   Agilent Technologies, Inc.*                                                     35
    1,020   FLIR Systems, Inc.*                                                             29
                                                                                      --------
                                                                                            64
                                                                                      --------

================================================================================

32  | USAA GROWTH AND TAX STRATEGY FUND

================================================================================

----------------------------------------------------------------------------------------------
                                                                                        MARKET
NUMBER                                                                                   VALUE
OF SHARES   SECURITY                                                                     (000)
----------------------------------------------------------------------------------------------

            ELECTRONIC MANUFACTURING SERVICES (0.0%)
    1,810   Jabil Circuit, Inc.                                                       $     25
    1,210   Molex, Inc.                                                                     26
                                                                                      --------
                                                                                            51
                                                                                      --------
            HOME ENTERTAINMENT SOFTWARE (0.0%)
    2,610   Electronic Arts, Inc.*                                                          43
                                                                                      --------
            INTERNET SOFTWARE & SERVICES (1.0%)
    1,440   Akamai Technologies, Inc.*                                                      57
    7,590   eBay, Inc.*                                                                    163
    1,660   Google, Inc. "A"*                                                              805
    1,060   Monster Worldwide, Inc.*                                                        16
    8,393   Time Warner, Inc.                                                              260
    1,550   VeriSign, Inc.*                                                                 43
    9,650   Yahoo!, Inc.*                                                                  148
                                                                                      --------
                                                                                         1,492
                                                                                      --------
            IT CONSULTING & OTHER SERVICES (0.9%)
    2,120   Cognizant Technology Solutions Corp. "A"*                                      106
    9,530   International Business Machines Corp.                                        1,194
                                                                                      --------
                                                                                         1,300
                                                                                      --------
            OFFICE ELECTRONICS (0.0%)
    6,153   Xerox Corp.                                                                     57
                                                                                      --------
            SEMICONDUCTOR EQUIPMENT (0.1%)
    8,140   Applied Materials, Inc.                                                        105
      990   KLA-Tencor Corp.                                                                31
    1,620   MEMC Electronic Materials, Inc.*                                                18
      830   Novellus Systems, Inc.*                                                         21
    1,450   Teradyne, Inc.*                                                                 16
                                                                                      --------
                                                                                           191
                                                                                      --------
            SEMICONDUCTORS (1.1%)
    5,210   Advanced Micro Devices, Inc.*                                                   45
    2,150   Altera Corp.                                                                    51
    2,500   Analog Devices, Inc.                                                            73
    3,180   Broadcom Corp. "A"                                                             110
   37,330   Intel Corp.                                                                    800
    1,440   Linear Technology Corp.                                                         40
    5,530   LSI Corp.*                                                                      29
    1,370   Microchip Technology, Inc.                                                      38
    6,140   Micron Technology, Inc.*                                                        56
    1,660   National Semiconductor Corp.                                                    23
    3,610   NVIDIA Corp.*                                                                   47

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  33

================================================================================

----------------------------------------------------------------------------------------------
                                                                                        MARKET
NUMBER                                                                                   VALUE
OF SHARES   SECURITY                                                                     (000)
----------------------------------------------------------------------------------------------

    8,770   Texas Instruments, Inc.                                                   $    214
    1,990   Xilinx, Inc.                                                                    49
                                                                                      --------
                                                                                         1,575
                                                                                      --------
            SYSTEMS SOFTWARE (1.5%)
    1,755   BMC Software, Inc.*                                                             65
    1,110   McAfee, Inc.*                                                                   35
   51,935   Microsoft Corp.                                                              1,340
    2,810   Novell, Inc.*                                                                   16
   28,117   Oracle Corp.                                                                   635
      620   Red Hat, Inc.*                                                                  18
    5,910   Symantec Corp.*                                                                 84
                                                                                      --------
                                                                                         2,193
                                                                                      --------
            Total Information Technology                                                13,162
                                                                                      --------
            MATERIALS (1.6%)
            ----------------
            ALUMINUM (0.1%)
    7,080   Alcoa, Inc.                                                                     82
                                                                                      --------
            CONSTRUCTION MATERIALS (0.0%)
      870   Vulcan Materials Co.                                                            44
                                                                                      --------
            DIVERSIFIED CHEMICALS (0.4%)
    8,320   Dow Chemical Co.                                                               224
    5,660   E.I. du Pont de Nemours & Co.                                                  205
      470   Eastman Chemical Co.                                                            28
    1,260   PPG Industries, Inc.                                                            81
                                                                                      --------
                                                                                           538
                                                                                      --------
            DIVERSIFIED METALS & MINING (0.1%)
    2,961   Freeport-McMoRan Copper & Gold, Inc.                                           207
      510   Titanium Metals Corp.*                                                           9
                                                                                      --------
                                                                                           216
                                                                                      --------
            FERTILIZERS & AGRICULTURAL CHEMICALS (0.2%)
      410   CF Industries Holdings, Inc.                                                    28
    3,930   Monsanto Co.                                                                   200
                                                                                      --------
                                                                                           228
                                                                                      --------
            FOREST PRODUCTS (0.0%)
    1,495   Weyerhaeuser Co.                                                                64
                                                                                      --------
            GOLD (0.1%)
    3,220   Newmont Mining Corp.                                                           173
                                                                                      --------
            INDUSTRIAL GASES (0.2%)
    1,525   Air Products & Chemicals, Inc.                                                 105
      480   Airgas, Inc.                                                                    30

================================================================================

34  | USAA GROWTH AND TAX STRATEGY FUND

================================================================================

----------------------------------------------------------------------------------------------
                                                                                        MARKET
NUMBER                                                                                   VALUE
OF SHARES   SECURITY                                                                     (000)
----------------------------------------------------------------------------------------------

    2,250   Praxair, Inc.                                                             $    175
                                                                                      --------
                                                                                           310
                                                                                      --------
            METAL & GLASS CONTAINERS (0.1%)
      690   Ball Corp.                                                                      34
    1,440   Owens-Illinois, Inc.*                                                           44
    1,020   Pactiv Corp.*                                                                   29
                                                                                      --------
                                                                                           107
                                                                                      --------
            PAPER PACKAGING (0.0%)
      790   Bemis Co., Inc.                                                                 23
    1,350   Sealed Air Corp.                                                                28
                                                                                      --------
                                                                                            51
                                                                                      --------
            PAPER PRODUCTS (0.1%)
    3,700   International Paper Co.                                                         86
    1,460   MeadWestvaco Corp.                                                              35
                                                                                      --------
                                                                                           121
                                                                                      --------
            SPECIALTY CHEMICALS (0.1%)
    1,530   Ecolab, Inc.                                                                    72
      570   International Flavors & Fragrances, Inc.                                        25
    1,140   Sigma-Aldrich Corp.                                                             61
                                                                                      --------
                                                                                           158
                                                                                      --------
            STEEL (0.2%)
      960   AK Steel Holding Corp.                                                          14
      260   Allegheny Technologies, Inc.                                                    14
      800   Cliffs Natural Resources, Inc.                                                  45
    2,530   Nucor Corp.                                                                    109
      970   United States Steel Corp.                                                       46
                                                                                      --------
                                                                                           228
                                                                                      --------
            Total Materials                                                              2,320
                                                                                      --------
            TELECOMMUNICATION SERVICES (1.3%)
            ---------------------------------
            INTEGRATED TELECOMMUNICATION SERVICES (1.2%)
   41,790   AT&T, Inc.                                                                   1,016
    1,581   CenturyTel, Inc.                                                                54
    2,540   Frontier Communications Corp.                                                   20
    7,500   Qwest Communications International, Inc.                                        39
   19,005   Verizon Communications, Inc.                                                   523
    3,606   Windstream Corp.                                                                39
                                                                                      --------
                                                                                         1,691
                                                                                      --------
            WIRELESS TELECOMMUNICATION SERVICES (0.1%)
    2,180   American Tower Corp. "A"*                                                       88
    2,120   MetroPCS Communications, Inc.*                                                  19

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  35

================================================================================

----------------------------------------------------------------------------------------------
                                                                                        MARKET
NUMBER                                                                                   VALUE
OF SHARES   SECURITY                                                                     (000)
----------------------------------------------------------------------------------------------

   24,510   Sprint Nextel Corp.*                                                      $    126
                                                                                      --------
                                                                                           233
                                                                                      --------
            Total Telecommunication Services                                             1,924
                                                                                      --------
            UTILITIES (1.7%)
            ---------------
            ELECTRIC UTILITIES (0.8%)
    1,360   Allegheny Energy, Inc.                                                          28
    3,380   American Electric Power Co., Inc.                                              108
    8,194   Duke Energy Corp.                                                              131
    2,810   Edison International                                                            91
    1,430   Entergy Corp.                                                                  107
    2,925   Exelon Corp.                                                                   113
    3,490   FPL Group, Inc.                                                                174
    1,480   Northeast Utilities                                                             38
    1,890   Pepco Holdings, Inc.                                                            31
      850   Pinnacle West Capital Corp.                                                     30
    3,020   PPL Corp.                                                                       78
    2,080   Progress Energy, Inc.                                                           80
    5,510   Southern Co.                                                                   180
                                                                                      --------
                                                                                         1,189
                                                                                      --------
            GAS UTILITIES (0.1%)
    1,130   EQT Corp.                                                                       44
      360   Nicor, Inc.                                                                     15
    1,260   Questar Corp.                                                                   56
                                                                                      --------
                                                                                           115
                                                                                      --------
            INDEPENDENT POWER PRODUCERS & ENERGY TRADERS (0.1%)
    5,750   AES Corp.*                                                                      59
    1,520   Constellation Energy Group, Inc.                                                54
    2,090   NRG Energy, Inc.*                                                               49
                                                                                      --------
                                                                                           162
                                                                                      --------
            MULTI-UTILITIES (0.7%)
    1,920   Ameren Corp.                                                                    47
    2,760   CenterPoint Energy, Inc.                                                        38
    2,000   Consolidated Edison, Inc.                                                       85
    4,220   Dominion Resources, Inc.                                                       164
      920   DTE Energy Co.                                                                  42
      621   Integrys Energy Group, Inc.                                                     28
    2,360   NiSource, Inc.                                                                  35
    2,630   PG&E Corp.                                                                     109
    3,670   Public Service Enterprise Group, Inc.                                          112
      880   SCANA Corp.                                                                     32

================================================================================

36  | USAA GROWTH AND TAX STRATEGY FUND

================================================================================

----------------------------------------------------------------------------------------------
                                                                                        MARKET
NUMBER                                                                                   VALUE
OF SHARES   SECURITY                                                                     (000)
----------------------------------------------------------------------------------------------

    1,780   Sempra Energy                                                             $     82
    1,830   TECO Energy, Inc.                                                               29
      870   Wisconsin Energy Corp.                                                          43
    3,320   Xcel Energy, Inc.                                                               68
                                                                                      --------
                                                                                           914
                                                                                      --------
            Total Utilities                                                              2,380
                                                                                      --------
            Total Blue Chip Stocks (cost: $51,905)                                      67,593
                                                                                      --------

            TOTAL INVESTMENTS (COST: $134,111)                                        $146,682
                                                                                      ========

----------------------------------------------------------------------------------------------
($ IN 000s)                                            VALUATION HIERARCHY
----------------------------------------------------------------------------------------------
                                         (LEVEL 1)          (LEVEL 2)     (LEVEL 3)
                                     QUOTED PRICES  OTHER SIGNIFICANT   SIGNIFICANT
                                 IN ACTIVE MARKETS         OBSERVABLE  UNOBSERVABLE
ASSETS                        FOR IDENTICAL ASSETS             INPUTS        INPUTS      TOTAL
----------------------------------------------------------------------------------------------

Tax-Exempt Bonds                           $    --            $76,528           $--   $ 76,528
Tax-Exempt Money
 Market Instruments:
 Variable-Rate Demand Notes                     --              2,500            --      2,500
 Money Market Funds                             61                 --            --         61
Blue Chip Stocks                            67,593                 --            --     67,593
----------------------------------------------------------------------------------------------
Total                                      $67,654            $79,028           $--   $146,682
----------------------------------------------------------------------------------------------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  37

================================================================================

NOTES TO PORTFOLIO OF INVESTMENTS

May 31, 2010

--------------------------------------------------------------------------------

o GENERAL NOTES

  Market values of securities are determined by procedures and practices discussed in Note 1 to the financial statements.

  The portfolio of investments category percentages shown represent the percentages of the investments to net assets, and, in total, may not equal
  100%. A category percentage of 0.0% represents less than 0.1% of net assets.

o CATEGORIES AND DEFINITIONS

  VARIABLE-RATE DEMAND NOTES (VRDNs) -- provide the right to sell the security at face value on either that day or within the rate-reset period. The interest rate is adjusted at a stipulated daily, weekly, monthly, quarterly, or other specified time interval to reflect current market conditions. VRDNs will normally trade as if the maturity is the earlier put date, even though stated
  maturity is longer.

  CREDIT ENHANCEMENTS -- add the financial strength of the provider of the enhancement to support the issuer's ability to repay the principal and interest payments when due. The enhancement may be provided by a high-quality bank, insurance company or other corporation, or a collateral trust. The enhancements do not guarantee the market values of the securities.

  (INS)    Principal and interest payments are insured by one of the following:
           ACA Financial Guaranty Corp., Assured Guaranty Corp., Assured
           Guaranty Municipal Corp., Financial Guaranty Insurance Co., or
           National Public Finance Guarantee Corp.

================================================================================

38  | USAA GROWTH AND TAX STRATEGY FUND

================================================================================

           Although bond insurance reduces the risk of loss due to default by an issuer, such bonds remain subject to the risk that value may fluctuate for other reasons, and there is no assurance that the insurance company will meet its obligations.

  (LOC)    Principal and interest payments are guaranteed by a bank letter of credit or other bank credit agreement.

  (NBGA)   Principal and interest payments or, under certain circumstances, underlying mortgages are guaranteed by a nonbank guarantee agreement from Texas Permanent School Fund.

o PORTFOLIO ABBREVIATIONS AND DESCRIPTIONS

  ABAG     Association of Bay Area Governments
  ADR      American depositary receipts are receipts issued by a U.S. bank evidencing ownership of foreign shares. Dividends are paid in U.S.
           dollars.
  EDA      Economic Development Authority
  IDA      Industrial Development Authority/Agency
  ISD      Independent School District
  MTA      Metropolitan Transportation Authority
  PRE      Prerefunded to a date prior to maturity
  REIT     Real estate investment trust
  USD      Unified School District

o SPECIFIC NOTES

  (a)  Zero-coupon security. Rate represents the effective yield at the date of purchase.

  (b)  Security deemed illiquid by USAA Investment Management Company (the
       Manager), under liquidity guidelines approved by the Board of Trustees.
       The aggregate market value of these

================================================================================

                                         NOTES TO PORTFOLIO OF INVESTMENTS |  39

================================================================================

       securities at May 31, 2010, was $3,010,000, which represented 2.1% of the
       Fund's net assets.

  (c)  Restricted security that is not registered under the Securities Act of
       1933. A resale of this security in the United States may occur in an exempt transaction to a qualified institutional buyer as defined by Rule
       144A, and as such has been deemed liquid by the Manager under liquidity guidelines approved by the Board of Trustees, unless otherwise noted as illiquid.

  (d)  At May 31, 2010, the aggregate market value of securities purchased on a delayed-delivery basis was $3,507,000, which included when-issued securities of $1,007,000.

  (e)  At May 31, 2010, portions of these securities were segregated to cover delayed-delivery and/or when-issued purchases.

  (f)  Rate represents the money market fund annualized seven-day yield at May
       31, 2010.

  (g)  Northern Trust Corp. is the parent of Northern Trust Investments, N.A., which is the subadviser of the Fund.

   *   Non-income-producing security.

See accompanying notes to financial statements.

================================================================================

40  | USAA GROWTH AND TAX STRATEGY FUND

================================================================================

STATEMENT OF ASSETS AND LIABILITIES
(IN THOUSANDS)

May 31, 2010
--------------------------------------------------------------------------------

ASSETS
  Investments in securities, at market value (cost of $134,111)         $146,682
  Cash                                                                        14
  Receivables:
      Capital shares sold                                                     19
      Dividends and interest                                               1,177
                                                                        --------
          Total assets                                                   147,892
                                                                        --------
LIABILITIES
  Payables:
      Securities purchased                                                 3,301
      Capital shares redeemed                                                211
  Accrued management fees                                                     56
  Accrued transfer agent's fees                                                1
  Other accrued expenses and payables                                         72
                                                                        --------
         Total liabilities                                                 3,641
                                                                        --------
            Net assets applicable to capital shares outstanding         $144,251
                                                                        ========
NET ASSETS CONSIST OF:
  Paid-in capital                                                       $149,663
  Accumulated undistributed net investment income                            753
  Accumulated net realized loss on investments                           (18,736)
  Net unrealized appreciation of investments                              12,571
                                                                        --------
            Net assets applicable to capital shares outstanding         $144,251
                                                                        ========
  Capital shares outstanding, unlimited number of shares
      authorized, no par value                                            11,747
                                                                        ========
  Net asset value, redemption price, and offering price per share       $  12.28
                                                                        ========

See accompanying notes to financial statements.

================================================================================

                                                      FINANCIAL STATEMENTS |  41

================================================================================

STATEMENT OF OPERATIONS
(IN THOUSANDS)

Year ended May 31, 2010

--------------------------------------------------------------------------------

INVESTMENT INCOME
   Dividends                                                             $ 1,519
   Interest                                                                4,133
                                                                         -------
          Total income                                                     5,652
                                                                         -------
EXPENSES
   Management fees                                                           636
   Administration and servicing fees                                         216
   Transfer agent's fees                                                     183
   Custody and accounting fees                                                94
   Postage                                                                     9
   Shareholder reporting fees                                                 19
   Trustees' fees                                                             10
   Registration fees                                                          33
   Professional fees                                                          66
   Other                                                                       4
                                                                         -------
          Total expenses                                                   1,270
   Transfer agent's fees reimbursed (Note 5D)                                (21)
                                                                         -------
          Net expenses                                                     1,249
                                                                         -------
NET INVESTMENT INCOME                                                      4,403
                                                                         -------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
   Net realized gain (loss) on:
      Unaffiliated transactions                                           (1,810)
      Affiliated transactions (Note 7)                                        17
   Change in net unrealized appreciation/depreciation                     17,308
                                                                         -------
          Net realized and unrealized gain                                15,515
                                                                         -------
   Increase in net assets resulting from operations                      $19,918
                                                                         =======

See accompanying notes to financial statements.

================================================================================

42  | USAA GROWTH AND TAX STRATEGY FUND

================================================================================

STATEMENTS OF CHANGES IN NET ASSETS
(IN THOUSANDS)

Years ended May 31,

------------------------------------------------------------------------------------------

                                                                      2010           2009
------------------------------------------------------------------------------------------

FROM OPERATIONS
  Net investment income                                           $  4,403       $  4,910
  Net realized loss on investments                                  (1,793)       (12,348)
  Change in net unrealized appreciation/depreciation of
     investments                                                    17,308        (24,321)
                                                                  -----------------------
     Increase (decrease) in net assets resulting from
          operations                                                19,918        (31,759)
                                                                  -----------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income                                             (4,460)        (5,067)
                                                                  -----------------------
FROM CAPITAL SHARE TRANSACTIONS
  Proceeds from shares sold                                         10,563          6,375
  Reinvested dividends                                               4,163          4,709
  Cost of shares redeemed                                          (18,740)       (21,651)
                                                                  -----------------------
     Decrease in net assets from capital share transactions         (4,014)       (10,567)
                                                                  -----------------------
  Net increase (decrease) in net assets                             11,444        (47,393)
NET ASSETS
  Beginning of year                                                132,807        180,200
                                                                  -----------------------
  End of year                                                     $144,251       $132,807
                                                                  =======================
Accumulated undistributed net investment income:
  End of year                                                     $    753       $    809
                                                                  =======================
CHANGE IN SHARES OUTSTANDING
  Shares sold                                                          871            561
  Shares issued for dividends reinvested                               348            419
  Shares redeemed                                                   (1,550)        (1,958)
                                                                  -----------------------
     Decrease in shares outstanding                                   (331)          (978)
                                                                  =======================

See accompanying notes to financial statements.

================================================================================

                                                      FINANCIAL STATEMENTS |  43

================================================================================

NOTES TO FINANCIAL STATEMENTS

May 31, 2010

--------------------------------------------------------------------------------

(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

USAA MUTUAL FUNDS TRUST (the Trust), registered under the Investment Company Act of 1940 (the 1940 Act), as amended, is an open-end management investment company organized as a Delaware statutory trust consisting of 46 separate funds. The information presented in this annual report pertains only to the USAA Growth and
Tax Strategy Fund (the Fund), which is classified as diversified under the 1940
Act. The Fund's investment objective is to seek a conservative balance between income, the majority of which is exempt from federal income tax, and the potential for long-term growth of capital to preserve purchasing power.

A. SECURITY VALUATION -- The value of each security is determined (as of the close of trading on the New York Stock Exchange (NYSE) on each business day the NYSE is open) as set forth below:

   1.  Equity securities, including exchange-traded funds (ETFs), except as otherwise noted, traded primarily on a domestic securities exchange or the Nasdaq over-the-counter markets, are valued at the last sales price or official closing price on the exchange or primary market on which they trade. Equity securities traded primarily on foreign securities exchanges or markets are valued at the last quoted sales price, or the most recently determined official closing price calculated according to local market convention, available at the time the Fund is valued. If no last sale or official closing price is reported or available, the average of the bid and asked prices is generally used.

   2.  Investments in open-end investment companies, hedge, or other funds, other than ETFs, are valued at their net asset value (NAV) at the end of each business day.

================================================================================

44  | USAA GROWTH AND TAX STRATEGY FUND

================================================================================

   3.  Debt securities purchased with original or remaining maturities of 60 days or less may be valued at amortized cost, which approximates market value.

   4.  Debt securities with maturities greater than 60 days are valued each business day by a pricing service (the Service) approved by the Trust's
       Board of Trustees. The Service uses an evaluated mean between quoted bid and asked prices or the last sales price to price securities when, in the
       Service's judgment, these prices are readily available and are representative of the securities' market values. For many securities, such prices are not readily available. The Service generally prices these securities based on methods that include consideration of yields or prices of securities of comparable quality, coupon, maturity, and type;
       indications as to values from dealers in securities; and general market conditions.

   5.  Securities for which market quotations are not readily available or are considered unreliable, or whose values have been materially affected by events occurring after the close of their primary markets but before the pricing of the Fund, are valued in good faith at fair value, using methods determined by USAA Investment Management Company (the Manager),
       an affiliate of the Fund, in consultation with the Fund's subadviser, if applicable, under valuation procedures approved by the Trust's Board of
       Trustees. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause the Fund's NAV to be more reliable than it otherwise would be.

       Fair value methods used by the Manager include, but are not limited to, obtaining market quotations from secondary pricing services, broker-dealers, or widely used quotation systems. General factors considered in determining the fair value of securities include fundamental analytical data, the nature and duration of any restrictions on disposition of the securities,

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  45

================================================================================

       and an evaluation of the forces that influenced the market in which the securities are purchased and sold.

B. FAIR VALUE MEASUREMENTS -- Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The three-level valuation hierarchy disclosed in the portfolio of investments is based upon the transparency of inputs to the valuation of an asset or liability as of the measurement date. The three levels are defined as follows:

   Level 1 -- inputs to the valuation methodology are quoted prices (unadjusted)
   in active markets for identical securities.

   Level 2 -- inputs to the valuation methodology are other significant observable inputs, including quoted prices for similar securities, inputs that are observable for the securities, either directly or indirectly, and market-corroborated inputs such as market indices.

   Level 3 -- inputs to the valuation methodology are unobservable and significant to the fair value measurement, including the Manager's own assumptions in determining the fair value.

   The inputs or methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

C. FEDERAL TAXES -- The Fund's policy is to comply with the requirements of the
   Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its income to its shareholders. Therefore, no federal income tax provision is required.

D. INVESTMENTS IN SECURITIES -- Security transactions are accounted for on the date the securities are purchased or sold (trade date). Gains or losses from sales of investment securities are computed on the identified cost basis.
   Dividend income, less foreign taxes, if any, is recorded on the ex-dividend date. If the ex-dividend date has passed, certain dividends from foreign securities are recorded upon notification. Interest income is recorded daily on the accrual basis. Discounts and premiums are amortized over the life of the

================================================================================

46  | USAA GROWTH AND TAX STRATEGY FUND

================================================================================

   respective securities, using the effective yield method for long-term securities and the straight-line method for short-term securities.

E. SECURITIES PURCHASED ON A DELAYED-DELIVERY OR WHEN-ISSUED BASIS -- Delivery
   and payment for securities that have been purchased by the Fund on a delayed-delivery or when-issued basis can take place a month or more after the trade date. During the period prior to settlement, these securities do not earn interest, are subject to market fluctuation, and may increase or decrease in value prior to their delivery. The Fund maintains segregated assets with a market value equal to or greater than the amount of its purchase commitments. The purchase of securities on a delayed-delivery or when-issued basis may increase the volatility of the Fund's NAV to the extent that the Fund makes such purchases while remaining substantially fully invested. As of May 31,2010, the Fund's outstanding delayed delivery commitments, including interest payments, were 3,301,000, which included when-issued securities of $1,000,000.

F. EXPENSES PAID INDIRECTLY -- A portion of the brokerage commissions that the
   Fund pays may be recaptured as a credit that is tracked and used by the custodian to directly reduce expenses paid by the Fund. In addition, through arrangements with the Fund's custodian and other banks utilized by the Fund for cash management purposes, realized credits, if any, generated from cash balances in the Fund's bank accounts may be used to directly reduce the
   Fund's expenses. For the year ended May 31, 2010, custodian and other bank credits reduced the Fund's expenses by less than $500. For the year ended May
   31, 2010, the Fund did not incur any brokerage commission recapture credits.

G. INDEMNIFICATIONS -- Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business the Trust enters into contracts that contain a variety of representations and warranties that provide general indemnifications. The
   Trust's maximum exposure under these arrangements is unknown, as this would involve future claims

===============================================================================

                                            NOTES TO FINANCIAL STATEMENTS |  47

================================================================================

   that may be made against the Trust that have not yet occurred. However, the
   Trust expects the risk of loss to be remote.

H. USE OF ESTIMATES -- The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts in the financial statements.

(2)  LINE OF CREDIT

The Fund participates in a joint, short-term, revolving, committed loan agreement of $750 million with USAA Capital Corporation (CAPCO), an affiliate of the Manager. The purpose of the agreement is to meet temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. Subject to availability, the Fund may borrow from
CAPCO an amount up to 5% of the Fund's total assets at a rate per annum equal to the rate at which CAPCO obtains funding in the capital markets, with no markup.

The USAA funds that are party to the loan agreement are assessed facility fees by CAPCO based on the funds' assessed proportionate share of CAPCO's operating expenses related to obtaining and maintaining CAPCO's funding programs in total
(in no event to exceed 0.13% annually of the amount of the committed loan agreement). Prior to September 25, 2009, the maximum annual facility fee was
0.07% of the amount of the committed loan agreement. The facility fees are allocated among the funds based on their respective average net assets for the period.

For the year ended May 31, 2010, the Fund paid CAPCO facility fees of $1,000, which represents 0.4% of the total fees paid to CAPCO by the USAA funds. The
Fund had no borrowings under this agreement during the year ended May 31, 2010.

(3)  DISTRIBUTIONS

The character of any distributions made during the year from net investment income or net realized gains is determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S.
generally accepted accounting principles. Also,

================================================================================

48  | USAA GROWTH AND TAX STRATEGY FUND

================================================================================

due to the timing of distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains were recorded by the Fund.

During the current fiscal year, permanent differences between book-basis and tax-basis accounting for distributions resulted in reclassifications to the statement of assets and liabilities to increase accumulated undistributed net investment income and increase accumulated net realized loss on investments by
$1,000. These reclassifications had no effect on net assets.

The tax character of distributions paid during the years ended May 31, 2010, and
2009, was as follows:

                                   2010                         2009
                                ---------------------------------------
Ordinary income*                $1,201,000                   $1,344,000
Tax-exempt income                3,259,000                    3,723,000

*Includes distribution of short-term realized capital gains, if any, which are taxable as ordinary income.

As of May 31, 2010, the components of net assets representing distributable earnings on a tax basis were as follows:

Undistributed tax-exempt income                                $    655,000
Undistributed ordinary income                                       105,000
Accumulated capital and other losses                            (18,677,000)
Unrealized appreciation                                          12,514,000

The difference between book-basis and tax-basis unrealized appreciation of investments is attributable to the tax deferral of losses on wash sales.

Distributions of net investment income are made quarterly. Distributions of realized gains from security transactions not offset by capital losses are made annually in the succeeding fiscal year or as otherwise required to avoid the payment of federal taxes. At May 31, 2010, the Fund had a current post-October capital loss of $90,000 and capital loss carryovers of $18,587,000, for federal income tax purposes. The post-October loss will be recognized on the first day of the following fiscal year. If not offset by subsequent capital gains, the capital loss carryovers will expire

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  49

================================================================================

between 2015 and 2018, as shown below. It is unlikely that the Trust's Board of
Trustees will authorize a distribution of capital gains realized in the future until the capital loss carryovers have been used or expire.

                               CAPITAL LOSS CARRYOVERS
                     ----------------------------------------
                     EXPIRES                         BALANCE
                     -------                      -----------
                      2015                        $   833,000
                      2017                          6,222,000
                      2018                         11,532,000
                                                  -----------
                                        Total     $18,587,000
                                                  ===========

The Fund is required to evaluate tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Income tax and related interest and penalties would be recognized by the Fund as tax expense in the statement of operations if the tax positions were deemed to not meet the more-likely-than-not threshold. For the year ended May
31, 2010, the Fund did not incur any income tax, interest, or penalties. As of
May 31, 2010, the Manager has reviewed all open tax years and concluded that there was no impact to the Fund's net assets or results of operations. Tax year ended May 31, 2010, and each of the three preceding fiscal years, remain subject to examination by the Internal Revenue Service and state taxing authorities. On an ongoing basis, the Manager will monitor its tax positions to determine if adjustments to this conclusion are necessary.

(4)  INVESTMENT TRANSACTIONS

Cost of purchases and proceeds from sales/maturities of securities, excluding short-term securities, for the year ended May 31, 2010, were $25,394,000 and
$28,128,000, respectively.

As of May 31, 2010, the cost of securities, including short-term securities, for federal income tax purposes, was $134,168,000.

Gross unrealized appreciation and depreciation of investments as of May 31,
2010, for federal income tax purposes, were $18,095,000 and

================================================================================

50  | USAA GROWTH AND TAX STRATEGY FUND

================================================================================

$5,581,000, respectively, resulting in net unrealized appreciation of
$12,514,000.

(5)  TRANSACTIONS WITH MANAGER

A.   MANAGEMENT FEES -- The Manager provides investment management services to the Fund pursuant to an Advisory Agreement. Under this agreement, the
     Manager is responsible for managing the business and affairs of the Fund and for directly managing the day-to-day investment of a portion of the
     Fund's assets, subject to the authority of and supervision by the Trust's
     Board of Trustees. The Manager is also authorized to select (with approval of the Trust's Board of Trustees and without shareholder approval) one or more subadvisers to manage the day-to-day investment of a portion of the
     Fund's assets. The Manager monitors each subadviser's performance through quantitative and qualitative analysis, and periodically recommends to the
     Trust's Board of Trustees as to whether each subadviser's agreement should be renewed, terminated, or modified. The Manager also is responsible for allocating assets to the subadvisers. The allocation for each subadviser can range from 0% to 100% of the Fund's assets, and the Manager can change the allocations without shareholder approval.

     The investment management fee for the Fund is composed of a base fee and a performance adjustment. The Fund's base fee is accrued daily and paid monthly at an annualized rate of 0.50% of the Fund's average net assets for the fiscal year.

     The performance adjustment is calculated monthly by comparing the Fund's performance to the performance of certain Lipper indexes. The portion of the performance adjustment that includes periods beginning August 1, 2006, is based on a Composite Index comprised of 51% of the Lipper General
     Municipal Debt Funds Index, which tracks the total return performance of the 30 largest funds within this category, and 49% of the Lipper Large-Cap
     Core Funds Index, which tracks the total return performance of the 30 largest funds within this category. The portion of the performance adjustment

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  51

================================================================================

     that includes periods before August 1, 2006, is based on the Lipper
     Balanced Funds Index, which tracks the total return performance of the 30 largest funds within this category. The performance period for the Fund consists of the current month plus the previous 35 months. The following table is utilized to determine the extent of the performance adjustment:

     OVER/UNDER PERFORMANCE           ANNUAL ADJUSTMENT RATE
     RELATIVE TO INDEX(1)             AS A % OF THE FUND'S AVERAGE NET ASSETS(1)
     ---------------------------------------------------------------------------
     +/- 0.20% to 0.50%               +/- 0.04%
     +/- 0.51% to 1.00%               +/- 0.05%
     +/- 1.01% and greater            +/- 0.06%

     (1)Based on the difference between average annual performance of the Fund and its relevant index, rounded to the nearest 0.01%. Average net assets are calculated over a rolling 36-month period.

     The annual performance adjustment rate is multiplied by the average net assets of the Fund over the entire performance period, which is then multiplied by a fraction, the numerator of which is the number of days in the month and the denominator of which is 365 (366 in leap years). The resulting amount is the performance adjustment; a positive adjustment in the case of overperformance, or a negative adjustment in the case of underperformance.

     Under the performance fee arrangement, the Fund will pay a positive performance fee adjustment for a performance period whenever the Fund outperforms the applicable Lipper index over that period, even if the Fund had overall negative returns during the performance period.

     For the year ended May 31, 2010, the Fund incurred total management fees, paid or payable to the Manager, of $636,000, which included a (0.06)%
     performance adjustment of $(83,000).

B.   SUBADVISORY ARRANGEMENTS -- The Manager has entered into an investment subadvisory agreement with Northern Trust Investments, N.A. (NTI), under which NTI directs the investment and reinvestment of the portion of the
     Fund's assets invested in blue chip stocks (as allocated from time to time by the Manager). The Manager (not the

===============================================================================

52  | USAA GROWTH AND TAX STRATEGY FUND

================================================================================

     Fund) pays NTI a subadvisory fee equal to the greater of a minimum annual fee of $100,000 or a fee at an annual amount of 0.25% on the first $40 million of assets and 0.10% on assets over $40 million of the portion of the Fund's average net assets that NTI manages. For the year ended May 31,
     2010, the Manager incurred subadvisory fees, paid or payable to NTI, of
     $128,000.

C.   ADMINISTRATION AND SERVICING FEES -- The Manager provides certain administration and shareholder servicing functions for the Fund. For such services, the Manager receives a fee accrued daily and paid monthly at an annualized rate of 0.15% of the Fund's average net assets. For the year ended May 31, 2010, the Fund incurred administration and servicing fees, paid or payable to the Manager, of $216,000.

     In addition to the services provided under its Administration and Servicing
     Agreement with the Fund, the Manager also provides certain compliance and legal services for the benefit of the Fund. The Trust's Board of Trustees has approved the reimbursement of a portion of these expenses incurred by the Manager. For the year ended May 31, 2010, the Fund reimbursed the
     Manager $6,000 for these compliance and legal services. These expenses are included in the professional fees on the Fund's statement of operations.

D.   TRANSFER AGENT'S FEES -- USAA Transfer Agency Company, d/b/a USAA
     Shareholder Account Services (SAS), an affiliate of the Manager, provides transfer agent services to the Fund based on an annual charge of $25.50 per shareholder account plus out-of-pocket expenses. The Fund also pays SAS fees that are related to the administration and servicing of accounts that are traded on an omnibus basis. For the year ended May 31, 2010, the Fund incurred transfer agent's fees, paid or payable to SAS, of $183,000. During the year ended May 31, 2010, SAS reimbursed the Fund $21,000 for corrections in fees paid for the administration and servicing of certain accounts.

E.   UNDERWRITING SERVICES -- The Manager provides exclusive underwriting and distribution of the Fund's shares on a continuing best-efforts basis. The
     Manager receives no commissions or fees for this service.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  53

================================================================================

(6)  TRANSACTIONS WITH AFFILIATES

Certain trustees and officers of the Fund are also directors, officers, and/or employees of the Manager. None of the affiliated trustees or Fund officers received any compensation from the Fund.

(7)  SECURITY TRANSACTIONS WITH AFFILIATED FUNDS

During the year ended May 31, 2010, in accordance with affiliated transaction procedures approved by the Trust's Board of Trustees, purchases and sales of security transactions were executed between the Fund and the following affiliated USAA fund at the then-current market price with no brokerage commissions incurred.

                                                 COST TO         NET REALIZED
      SELLER                PURCHASER           PURCHASER        GAIN TO SELLER
--------------------------------------------------------------------------------
USAA Growth and           USAA New York
 Tax Strategy Fund          Bond Fund           $4,029,000          $17,000

(8)  NEW ACCOUNTING PRONOUNCEMENTS

     FAIR VALUE MEASUREMENTS -- In January 2010, the Financial Accounting
     Standards Board issued amended guidance for improving disclosures about fair value measurements that adds new disclosure requirements about significant transfers between Level 1, Level 2, and Level 3, and separate disclosures about purchases, sales, issuances, and settlements in the reconciliation for fair value measurements using significant unobservable inputs (Level 3). It also clarifies existing disclosure requirements relating to the levels of disaggregation for fair value measurement and inputs and valuation techniques used to measure fair value. The amended guidance is effective for financial statements for fiscal years and interim periods beginning after December 15, 2009, except for disclosures about purchases, sales, issuances and settlements in the rollforward of activity in Level 3 fair value measurements, which are effective for fiscal years beginning after December 15, 2010, and for interim periods within those fiscal years. The Manager is in the process of evaluating the impact of this guidance on the Fund's financial statement disclosures.

================================================================================

54  | USAA GROWTH AND TAX STRATEGY FUND

================================================================================

(9) FINANCIAL HIGHLIGHTS

Per share operating performance for a share outstanding throughout each period is as follows:

                                                           YEAR ENDED MAY 31,
                                  --------------------------------------------------------------------
                                      2010            2009        2008           2007             2006
                                  --------------------------------------------------------------------

Net asset value at
 beginning of period              $  11.00        $  13.80    $  14.75       $  14.40         $  14.65
                                  --------------------------------------------------------------------
Income (loss) from
 investment operations:
 Net investment income                 .37             .40         .40            .38              .36
 Net realized and
  unrealized gain (loss)              1.28           (2.80)       (.96)          1.37              .71
                                  --------------------------------------------------------------------
Total from investment
 operations                           1.65           (2.40)       (.56)          1.75             1.07
                                  --------------------------------------------------------------------
Less distributions from:
 Net investment income                (.37)           (.40)       (.39)          (.39)            (.34)
 Realized capital gains                  -               -           -          (1.01)            (.98)
                                  --------------------------------------------------------------------
Total distributions                   (.37)           (.40)       (.39)         (1.40)           (1.32)
                                  --------------------------------------------------------------------
Net asset value at end
 of period                        $  12.28        $  11.00    $  13.80       $  14.75         $  14.40
                                  ====================================================================

Total return (%)*                    15.17(b)       (17.38)      (3.81)         12.67(a)          7.38
Net assets at end
 of period (000)                  $144,251        $132,807    $180,200       $201,778         $191,755
Ratios to average
 net assets:**
 Expenses (%)(c)                       .88(b)          .90         .89            .91(a)           .83
 Net investment income (%)            3.06            3.46        2.80           2.66             2.44
Portfolio turnover (%)                  18              25          38             37              111

  *  Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return.
 **  For the year ended May 31, 2010, average net assets were $143,797,000.
(a)  For the year ended May 31, 2007, SAS voluntarily reimbursed the Fund for a portion of the transfer agent's fees incurred. The reimbursement had no effect on the Fund's total return or ratio of expenses to average net assets.
(b)  During the year ended May 31, 2010, SAS reimbursed the Fund $21,000 for corrections in fees paid for the administration and servicing of certain accounts. The effect of this reimbursement on the
     Fund's total return was less than 0.01%. The reimbursement decreased the Fund's expense ratios by
     0.01%. This decrease is excluded from the expense ratios above.
(c)  Reflects total operating expenses of the Fund before reductions of any expenses paid indirectly.
     The Fund's expenses paid indirectly decreased the expense ratios as follows:

                                      (.00%)(+)       (.00%)(+)   (.00%)(+)      (.00%)(+)        (.01%)
     (+)Represents less than 0.01% of average net assets.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  55

================================================================================

EXPENSE EXAMPLE

May 31, 2010 (unaudited)

--------------------------------------------------------------------------------

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: direct costs, such as wire fees, redemption fees, and low balance fees; and indirect costs, including management fees, transfer agency fees, and other Fund operating expenses. This example is intended to help you understand your indirect costs, also referred to as "ongoing costs" (in dollars), of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period of December 1, 2009, through May
31, 2010.

ACTUAL EXPENSES

The first line of the table on the next page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested at the beginning of the period, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading
"Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.
You may use this

================================================================================

56  | USAA GROWTH AND TAX STRATEGY FUND

================================================================================

information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any direct costs, such as wire fees, redemption fees, or low balance fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these direct costs were included, your costs would have been higher.

                                                                                    EXPENSES PAID
                                         BEGINNING              ENDING              DURING PERIOD*
                                       ACCOUNT VALUE         ACCOUNT VALUE        DECEMBER 1, 2009 -
                                      DECEMBER 1, 2009        MAY 31, 2010           MAY 31, 2010
                                      --------------------------------------------------------------

Actual                                    $1,000.00             $1,021.10                 $4.28

Hypothetical
 (5% return before expenses)               1,000.00              1,020.69                  4.28

*  Expenses are equal to the Fund's annualized expense ratio of 0.85%, which is net of any reimbursements and expenses paid indirectly, multiplied by the average account value over the period, multiplied by 182 days/365 days (to reflect the one-half-year period). The Fund's ending account value on the first line in the table is based on its actual total return of 2.11% for the six-month period of December 1, 2009, through May 31, 2010.

================================================================================

                                                           EXPENSE EXAMPLE |  57

================================================================================

ADVISORY AGREEMENTS

May 31, 2010

--------------------------------------------------------------------------------

At a meeting of the Board of Trustees (the Board) held on April 9, 2010, the
Board, including the Trustees who are not "interested persons" of the Trust (the
Independent Trustees), approved the continuance of the Advisory Agreement between the Trust and the Manager with respect to the Fund and the Subadvisory
Agreement with respect to the Fund. In advance of the meeting, the Trustees received and considered a variety of information relating to the Advisory
Agreement and Subadvisory Agreement and the Manager and the Subadviser, and were given the opportunity to ask questions and request additional information from management. The information provided to the Board included, among other things:
(i) a separate report prepared by an independent third party, which provided a statistical analysis comparing the Fund's investment performance, expenses, and fees to comparable investment companies; (ii) information concerning the services rendered to the Fund, as well as information regarding the Manager's revenues and costs of providing services to the Fund and compensation paid to affiliates of the Manager; and (iii) information about the Manager's and
Subadviser's operations and personnel. Prior to voting, the Independent Trustees reviewed the proposed continuance of the Advisory Agreement and the Subadvisory
Agreement with management and with experienced independent counsel and received materials from such counsel discussing the legal standards for their consideration of the proposed continuation of the Advisory Agreement and the
Subadvisory Agreement with respect to the Fund. The Independent Trustees also reviewed the proposed continuation of the Advisory Agreement and the Subadvisory
Agreement with respect to the Fund in private sessions with their counsel at which no representatives of management were present.

At each regularly scheduled meeting of the Board and its committees, the Board receives and reviews, among other things, information concerning

================================================================================

58  | USAA GROWTH AND TAX STRATEGY FUND

================================================================================

the Fund's performance and related services provided by the Manager and by the
Subadviser. At the meeting at which the renewal of the Advisory Agreement and
Subadvisory Agreement is considered, particular focus is given to information concerning Fund performance, comparability of fees and total expenses, and profitability. However, the Board noted that the evaluation process with respect to the Manager and the Subadviser is an ongoing one. In this regard, the Board's and its committees' consideration of the Advisory Agreement and Subadvisory
Agreement included certain information previously received at such meetings.

ADVISORY AGREEMENT

After full consideration of a variety of factors, the Board, including the
Independent Trustees, voted to approve the Advisory Agreement. In approving the
Advisory Agreement, the Trustees did not identify any single factor as controlling, and each Trustee may have attributed different weights to various factors. Throughout their deliberations, the Independent Trustees were represented and assisted by independent counsel.

NATURE, EXTENT, AND QUALITY OF SERVICES -- In considering the nature, extent, and quality of the services provided by the Manager under the Advisory
Agreement, the Board reviewed information provided by the Manager relating to its operations and personnel. The Board also took into account its familiarity with the Manager's management through Board meetings, discussions, and reports during the preceding year. The Board considered the fees paid to the Manager and the services provided to the Fund by the Manager under the Advisory Agreement, as well as other services provided by the Manager and its affiliates under other agreements, and the personnel who provide these services. In addition to the investment advisory services provided to the Fund, the Manager and its affiliates provide administrative services, stockholder services, oversight of
Fund accounting, marketing services, assistance in meeting legal and regulatory requirements, and other services necessary for the operation of the Fund and the
Trust.

The Board considered the Manager's management style and the performance of its duties under the Advisory Agreement. The Board

================================================================================

                                                       ADVISORY AGREEMENTS |  59

================================================================================

considered the level and depth of knowledge of the Manager, including the professional experience and qualifications of its senior and investment personnel, as well as current staffing levels. The Board discussed the Manager's effectiveness in monitoring the performance of the Subadviser and its timeliness in responding to performance issues. The allocation of the Fund's brokerage, including the Manager's process for monitoring "best execution," also was considered. The Manager's role in coordinating the activities of the Fund's other service providers also was considered. The Board considered the Manager's financial condition and that it had the financial wherewithal to continue to provide the same scope and high quality of services under the Advisory
Agreement. In reviewing the Advisory Agreement, the Board focused on the experience, resources, and strengths of the Manager and its affiliates in managing investment companies, including the Fund.

The Board also reviewed the compliance and administrative services provided to the Fund by the Manager, including oversight of the Fund's day-to-day operations and oversight of Fund accounting. The Manager and its affiliates provide compliance and administrative services to the Fund. The Trustees, guided also by information obtained from their experiences as directors/trustees of the Fund and other investment companies managed by the Manager, also focused on the quality of the Manager's compliance and administrative staff.

EXPENSES AND PERFORMANCE -- In connection with its consideration of the Advisory
Agreement, the Board evaluated the Fund's advisory fees and total expense ratio as compared to other open-end investment companies deemed to be comparable to the Fund as determined by the independent third party in its report. The Fund's expenses were compared to (i) a group of investment companies chosen by the independent third party to be comparable to the Fund based upon certain factors, including fund type, comparability of investment objective and classification, sales load type (in this case, investment companies with no sales loads and front-end loads), asset size, and expense components (the "expense group") and
(ii) a larger group of investment companies that includes all no-load and front-end load retail open-end investment companies in the same

================================================================================

60  | USAA GROWTH AND TAX STRATEGY FUND

================================================================================

investment classification/objective as the Fund regardless of asset size, excluding outliers (the "expense universe").

Among other data, the Board noted that the Fund's management fee rate -- which includes advisory and administrative services and the effects of any performance fee adjustment -- was below the median of its expense group and its expense universe. The data indicated that the Fund's total expenses were below the median of its expense group and its expense universe. The Board took into account the various services provided to the Fund by the Manager and its affiliates. The Board also noted the level and method of computing the management fee, including any performance adjustment to such fee. The Board also took into account that the subadvisory fees under the Subadvisory Agreement are paid by the Manager.

In considering the Fund's performance, the Board noted that it reviews at its regularly scheduled meetings information about the Fund's performance results.
The Trustees also reviewed various comparative data provided to them in connection with their consideration of the renewal of the Advisory Agreement, including, among other information, a comparison of the Fund's average annual total return with its Lipper index and with that of other mutual funds deemed to be in its peer group by the independent third party in its report (the
"performance universe"). The Fund's performance universe consisted of the Fund and all retail and institutional open-end investment companies with the same classification/objective as the Fund regardless of asset size or primary channel of distribution. This comparison indicated that, among other data, the Fund's performance was above the average of its performance universe and lower than its
Lipper index for the one-year period ended December 31, 2009, and was lower than the average of its performance universe and its Lipper index for the three-, and five-year periods ended December 31, 2009. The Board also noted that the Fund's percentile performance ranking was in the top 50% of its performance universe for the one-year period ended December 31, 2009, and in the bottom 50% of its performance universe for the three-, and five-year periods ended December 31,
2009. The Board took into account management's discussion

================================================================================

                                                       ADVISORY AGREEMENTS |  61

================================================================================

of the factors that contributed to the Fund's relative performance, including its Lipper peer group, and any plans to address such performance. The Board also noted the more recent improvement in the Fund's performance.

COMPENSATION AND PROFITABILITY -- The Board took into consideration the level and method of computing the management fee. The information considered by the
Board included operating profit margin information for the Manager's business as a whole. The Board also received and considered profitability information related to the management revenues from the Fund. This consideration included a broad review of the methodology used in the allocation of certain costs to the
Fund. In considering the profitability data with respect to the Fund, the
Trustees noted that the Manager pays the subadvisory fees. The Trustees reviewed the profitability of the Manager's relationship with the Fund before tax expenses. In reviewing the overall profitability of the management fee to the
Manager, the Board also considered the fact that affiliates provide shareholder servicing and administrative services to the Fund for which they receive compensation. The Board also considered the possible direct and indirect benefits to the Manager from its relationship with the Trust, including that the
Manager may derive reputational and other benefits from its association with the
Fund. The Trustees recognized that the Manager should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to the Fund and the entrepreneurial risk that it assumes as Manager.

ECONOMIES OF SCALE -- The Board considered whether there should be changes in the management fee rate or structure in order to enable the Fund to participate in any economies of scale. The Board took into account management's discussions of the current advisory fee structure. The Board also considered the effect of the Fund's growth and size on its performance and fees, noting that if the
Fund's assets increase over time, the Fund may realize other economies of scale if assets increase proportionally more than some expenses. The Board determined that the current investment management fee structure was reasonable.

CONCLUSIONS -- The Board reached the following conclusions regarding the Fund's
Advisory Agreement with the Manager, among others: (i) the

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62  | USAA GROWTH AND TAX STRATEGY FUND

================================================================================

Manager has demonstrated that it possesses the capability and resources to perform the duties required of it under the Advisory Agreement; (ii) the Manager maintains an appropriate compliance program; (iii) the overall performance of the Fund is reasonable in relation to the performance of funds with a similar investment objective and to relevant indices; (iv) the Fund's advisory expenses are reasonable in relation to those of similar funds and to the services to be provided by the Manager; and (v) the Manager and its affiliates' level of profitability from their relationship with the Fund is reasonable. Based on its conclusions, the Board determined that continuation of the Advisory Agreement would be in the best interests of the Fund and its shareholders.

SUBADVISORY AGREEMENT

In approving the Subadvisory Agreement with respect to the Fund, the Board considered various factors, among them: (i) the nature, extent, and quality of services provided to the Fund by the Subadviser, including the personnel providing services; (ii) the Subadviser's compensation and any other benefits derived from the subadvisory relationship; (iii) comparisons of subadvisory fees and performance to comparable investment companies; and (iv) the terms of the
Subadvisory Agreement. The Board's analysis of these factors is set forth below.

After full consideration of a variety of factors, the Board, including the
Independent Trustees, voted to approve the Subadvisory Agreement. In approving the Subadvisory Agreement, the Trustees did not identify any single factor as controlling, and each Trustee may have attributed different weights to various factors. Throughout their deliberations, the Independent Trustees were represented and assisted by independent counsel.

NATURE, EXTENT, AND QUALITY OF SERVICES PROVIDED; INVESTMENT PERSONNEL -- The
Trustees considered information provided to them regarding the services provided by the Subadviser, including information presented periodically throughout the previous year. The Board considered the Subadviser's level of knowledge and investment style. The Board reviewed the experience and credentials of the investment personnel who are responsible for managing the investment of portfolio securities

================================================================================

                                                       ADVISORY AGREEMENTS |  63

================================================================================

with respect to the Fund and the Subadviser's level of staffing. The Trustees noted that the materials provided to them by the Subadviser indicated that the method of compensating portfolio managers is reasonable and includes appropriate mechanisms to prevent a manager with underperformance from taking undue risks.
The Trustees also noted the Subadviser's brokerage practices. The Board also considered the Subadviser's regulatory and compliance history. The Board noted
that the Manager's monitoring processes of the Subadviser include: (i) regular telephonic meetings to discuss, among other matters, investment strategies and to review portfolio performance; (ii) monthly portfolio compliance checklists and quarterly compliance certifications to the Board; and (iii) due diligence visits to the Subadviser.

SUBADVISER COMPENSATION -- The Board also took into consideration the financial condition of the Subadviser. In considering the cost of services to be provided by the Subadviser and the profitability to the Subadviser of its relationship with the Fund, the Trustees noted that the fees under the Subadvisory Agreement were paid by the Manager. The Trustees also relied on the ability of the Manager to negotiate the Subadvisory Agreement and the fees thereunder at arm's length.
The Board also considered information relating to the cost of services to be provided by the Subadviser, the Subadviser's profitability with respect to the
Fund, and the potential economies of scale in the Subadviser's management of the
Fund, to the extent available. However, for the reasons noted above, this information was less significant to the Board's consideration of the Subadvisory
Agreement than the other factors considered.

SUBADVISORY FEES AND FUND PERFORMANCE -- The Board noted that it was reported that the subadvisory fees that the Subadviser charges the Fund are unique due to the type of fund and could not be compared to the fees that the Subadviser charges to other clients. The Board considered that the Fund pays a management fee to the Manager and that, in turn, the Manager pays a subadvisory fee to the
Subadviser. As noted above, the Board considered, among other data, the Fund's performance during the one-, three-, and five-year periods ended December 31,
2009, as compared to the Fund's peer group and noted that the Board reviews at

================================================================================

64  | USAA GROWTH AND TAX STRATEGY FUND

================================================================================

its regularly scheduled meetings information about the Fund's performance results. The Board also considered the performance of the Subadviser. The Board noted the Manager's expertise and resources in monitoring the performance, investment style, and risk-adjusted performance of the Subadviser. The Board was mindful of the Manager's focus on the Subadviser's performance and the explanations of management regarding the factors that contributed to the recent performance of the Fund. The Board also noted the Subadviser's long-term performance record for similar accounts.

CONCLUSIONS -- The Board reached the following conclusions regarding the
Subadvisory Agreement, among others: (i) the Subadviser is qualified to manage the Fund's assets in accordance with its investment objectives and policies;
(ii) the Subadviser maintains an appropriate compliance program; (iii) the overall performance of the Fund is reasonable in relation to the performance of funds with a similar investment objective and to relevant indices; and (iv) the
Fund's advisory expenses are reasonable in relation to those of similar funds and to the services to be provided by the Manager and the Subadviser. Based on its conclusions, the Board determined that approval of the Subadvisory Agreement with respect to the Fund would be in the best interests of the Fund and its shareholders.

================================================================================

                                                       ADVISORY AGREEMENTS |  65

================================================================================

TRUSTEES' AND OFFICERS' INFORMATION

TRUSTEES AND OFFICERS OF THE TRUST
--------------------------------------------------------------------------------

The Board of Trustees of the Trust consists of six Trustees. These Trustees and the Trust's Officers supervise the business affairs of the USAA family of funds.
The Board of Trustees is responsible for the general oversight of the funds'
business and for assuring that the funds are managed in the best interests of each fund's respective shareholders. The Board of Trustees periodically reviews the funds' investment performance as well as the quality of other services provided to the funds and their shareholders by each of the fund's service providers, including USAA Investment Management Company (IMCO) and its affiliates. The term of office for each Trustee shall be 20 years or until the
Trustee reaches age 70. All members of the Board of Trustees shall be presented to shareholders for election or re-election, as the case may be, at least once every five years. Vacancies on the Board of Trustees can be filled by the action of a majority of the Trustees, provided that at least two-thirds of the Trustees have been elected by the shareholders.

Set forth below are the Trustees and Officers of the Trust, their respective offices and principal occupations during the last five years, length of time served, and information relating to any other directorships held. Each serves on the Board of Trustees of the USAA family of funds consisting of one registered investment company offering 46 individual funds as of May 31, 2010. Unless otherwise indicated, the business address of each is 9800 Fredericksburg Road,
San Antonio, TX 78288.

If you would like more information about the funds' Trustees, you may call (800)
531-USAA (8722) to request a free copy of the funds' statement of additional information (SAI).

================================================================================

66  | USAA GROWTH AND TAX STRATEGY FUND

================================================================================

INTERESTED TRUSTEE(1)
--------------------------------------------------------------------------------

CHRISTOPHER W. CLAUS(2, 4)
Trustee, President, and Vice Chair of the Board of Trustees
Born: December 1960
Year of Election or Appointment: 2001

Chair of the Board of Directors, IMCO (11/04-present); President, IMCO
(2/08-10/09); Chief Investment Officer, IMCO (2/07-2/08); President and Chief
Executive Officer, IMCO (2/01-2/07); Chair of the Board of Directors, USAA
Financial Advisors, Inc. (FAI) (1/07-present); President, FAI (12/07-10/09);
President, Financial Advice and Solutions Group (FASG) USAA (9/09-present);
President, Financial Services Group, USAA (1/07-9/09). Mr. Claus serves as Chair of the Board of Directors of USAA Shareholder Account Services (SAS), USAA
Financial Planning Services Insurance Agency, Inc. (FPS), and FAI. He also serves as Vice Chair for USAA Life Insurance Company (USAA Life).

NON-INTERESTED (INDEPENDENT) TRUSTEES
--------------------------------------------------------------------------------

BARBARA B. DREEBEN(3, 4, 5, 6)
Trustee
Born: June 1945
Year of Election or Appointment: 1994

President, Postal Addvantage (7/92-present), a postal mail list management service. Mrs. Dreeben holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  67

================================================================================

ROBERT L. MASON, PH.D.(3, 4, 5, 6)
Trustee
Born: June 1946
Year of Election or Appointment: 1997

Institute Analyst, Southwest Research Institute (3/02-present), which focuses in the fields of technological research. Dr. Mason holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

BARBARA B. OSTDIEK, PH.D.(3, 4, 5, 6, 7)
Trustee
Born: March 1964
Year of Election or Appointment: 2007

Academic Director of the El Paso Corporation Finance Center at Jesse H. Jones
Graduate School of Business at Rice University (7/02-present); Associate
Professor of Finance at Jesse H. Jones Graduate School of Management at Rice
University (7/01-present). Dr. Ostdiek holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

MICHAEL F. REIMHERR(3, 4, 5, 6)
Trustee
Born: August 1945
Year of Election or Appointment: 2000

President of Reimherr Business Consulting (5/95-present), an organization that performs business valuations of large companies to include the development of annual business plans, budgets, and internal financial reporting. Mr. Reimherr holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

================================================================================

68  | USAA GROWTH AND TAX STRATEGY FUND

================================================================================

RICHARD A. ZUCKER(2, 3, 4, 5, 6)
Trustee and Chair of the Board of Trustees
Born: July 1943
Year of Election or Appointment: 1992(+)

Vice President, Beldon Roofing Company (7/85-present). Mr. Zucker holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

 (1) Indicates the Trustee is an employee of IMCO or affiliated companies and is considered an "interested person" under the Investment Company Act of
     1940.
 (2) Member of Executive Committee
 (3) Member of Audit Committee
 (4) Member of Pricing and Investment Committee
 (5) Member of Corporate Governance Committee
 (6) The address for all non-interested trustees is that of the USAA Funds,
     P.O. Box 659430, San Antonio, TX 78265-9430.
 (7) Dr. Ostdiek was appointed the Audit Committee Financial Expert for the
     Funds' Board in November 2008.
 (+) Mr. Zucker was elected as Chair of the Board in 2005.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  69

================================================================================

INTERESTED OFFICERS(1)
--------------------------------------------------------------------------------
DANIEL S. McNAMARA
Vice President
Born: June 1966
Year of Appointment: 2009

President and Director, IMCO, FAI, FPS, and SAS (10/09-present); President, Banc of America Investment Advisors (9/07-9/09); Managing Director, Planning and
Financial Products Group, Bank of America (9/01-9/09).

R. MATTHEW FREUND
Vice President
Born: July 1963
Year of Appointment: 2010

Senior Vice President, Investment Portfolio Management, IMCO (3/10-present);
Vice President, Fixed Income Investments, IMCO (2/04-3/10). Mr. Freund also serves as a Director for SAS.

JOHN P. TOOHEY
Vice President
Born: March 1968
Year of Appointment: 2009

Vice President, Equity Investments, IMCO (2/09-present); Managing Director, AIG
Investments (12/00-1/09).

CHRISTOPHER P. LAIA
Secretary
Born: January 1960
Year of Appointment: 2010

Vice President, Financial Advice & Solutions Group General Counsel, USAA
(10/08-present); Vice President, Securities Counsel, USAA (6/07-10/08);
Assistant Secretary, USAA family of funds (11/08-4/10); General Counsel,
Secretary, and Partner, Brown Advisory (6/02-6/07). Mr. Laia also holds the
Officer positions of Vice President and Secretary of IMCO and SAS and Vice
President and Assistant Secretary of FAI and FPS.

================================================================================

70  | USAA GROWTH AND TAX STRATEGY FUND

================================================================================

JAMES G. WHETZEL
Assistant Secretary
Born: February 1978
Year of Appointment: 2010

Executive Attorney, Financial Advice & Solutions Group General Counsel, USAA
(11/08-present); Reed Smith, LLP, Associate (08/05-11/08).

ROBERTO GALINDO, JR.
Treasurer
Born: November 1960
Year of Appointment: 2008

Assistant Vice President, Portfolio Accounting/Financial Administration, USAA
(12/02-present); Assistant Treasurer, USAA family of funds (7/00-2/08).

WILLIAM A. SMITH
Assistant Treasurer
Born: June 1948
Year of Appointment: 2009

Vice President, Senior Financial Officer, and Treasurer, IMCO, FAI, FPS, SAS and
USAA Life (2/09-present); Vice President, Senior Financial Officer, USAA
(2/07-present); consultant, Robert Half/Accounttemps (8/06-1/07); Chief
Financial Officer, California State Automobile Association (8/04-12/05).

JEFFREY D. HILL
Chief Compliance Officer
Born: December 1967
Year of Appointment: 2004

Assistant Vice President, Mutual Funds Compliance, USAA (9/04-present).

  (1) Indicates those Officers who are employees of IMCO or affiliated companies and are considered "interested persons" under the Investment Company
      Act of 1940.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  71


================================================================================
TRUSTEES                             Christopher W. Claus
                                     Barbara B. Dreeben
                                     Robert L. Mason, Ph.D.
                                     Barbara B. Ostdiek, Ph.D.
                                     Michael F. Reimherr
                                     Richard A. Zucker
--------------------------------------------------------------------------------
ADMINISTRATOR,                       USAA Investment Management Company
INVESTMENT ADVISER,                  P.O. Box 659453
UNDERWRITER, AND                     San Antonio, Texas 78265-9825
DISTRIBUTOR
--------------------------------------------------------------------------------
TRANSFER AGENT                       USAA Shareholder Account Services
                                     9800 Fredericksburg Road
                                     San Antonio, Texas 78288
--------------------------------------------------------------------------------
CUSTODIAN AND                        State Street Bank and Trust Company
ACCOUNTING AGENT                     P.O. Box 1713
                                     Boston, Massachusetts 02105
--------------------------------------------------------------------------------
INDEPENDENT                          Ernst & Young LLP
REGISTERED PUBLIC                    100 West Houston St., Suite 1800
ACCOUNTING FIRM                      San Antonio, Texas 78205
--------------------------------------------------------------------------------
MUTUAL FUND                          Under "Products & Services"
SELF-SERVICE 24/7                    click "Investments," then
AT USAA.COM                          "Mutual Funds"
OR CALL                              Under "My Accounts" go to
(800) 531-USAA                       "Investments." View account balances,
        (8722)                       or click "I want to...," and select
                                     the desired action.
--------------------------------------------------------------------------------

Copies of the Manager's proxy voting policies and procedures, approved by the
Trust's Board of Trustees for use in voting proxies on behalf of the Fund, are available without charge (i) by calling (800) 531-USAA (8722); (ii) at USAA.COM;
and (iii) on the SEC's Web site at HTTP://WWW.SEC.GOV. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) at USAA.COM; and (ii) on the SEC's Web site at HTTP://WWW.SEC.GOV.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. These Forms N-Q are available at no charge (i) by calling (800) 531-USAA (8722); (ii) at USAA.COM;
and (iii) on the SEC's Web site at HTTP://WWW.SEC.GOV. These Forms N-Q also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C.
Information on the operation of the Public Reference Room may be obtained by calling (800) 732-0330.

================================================================================

       USAA
       9800 Fredericksburg Road                             --------------
       San Antonio, TX 78288                                   PRSRT STD
                                                             U.S. Postage
                                                                 PAID
                                                                 USAA
                                                            --------------
>> SAVE PAPER AND FUND COSTS
   At USAA.COM click: MY DOCUMENTS
   Set preferences to USAA DOCUMENTS ONLINE.

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        USAA       WE KNOW WHAT IT MEANS TO SERVE.(R)

   =============================================================================
   23403-0710                                (C)2010, USAA. All rights reserved.

 ITEM 2.  CODE OF ETHICS.

On September 24, 2009, the Board of Trustees of USAA Mutual Funds Trust approved a Code of Ethics  (Sarbanes  Code)  applicable  solely to its  senior  financial officers,  including its principal  executive  officer  (President),  as defined under  the  Sarbanes-Oxley  Act of  2002  and  implementing  regulations  of the
Securities and Exchange  Commission.  A copy of the Sarbanes Code is attached as an Exhibit to this Form N-CSR.

No  waivers (explicit  or  implicit)  have been  granted from a provision of the
Sarbanes Code.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

On  November  18,  2008,  the  Board of  Trustees  of USAA  Mutual  Funds  Trust
designated  Dr.  Barbara  B.  Ostdiek,  Ph.D.  as the  Board's  audit  committee financial expert. Dr. Ostdiek has served as an Associate Professor of Management at Rice  University  since  2001.  Dr.  Ostdiek also has  served as an  Academic
Director at El Paso  Corporation  Finance  Center since 2002.  Dr. Ostdiek is an independent  trustee who serves as a member of the Audit Committee,  Pricing and
Investment  Committee  and the  Corporate  Governance  Committee of the Board of
Trustees of USAA Mutual Funds Trust.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) AUDIT FEES. The Registrant, USAA Mutual Funds Trust, consists of 46 funds in all. Only 10 funds of the Registrant have a fiscal year-end of May 31 and are included within this report (the Funds). The aggregate fees accrued or billed by the  Registrant's  independent  auditor,  Ernst & Young  LLP,  for  professional services rendered for the audit of the Registrant's annual financial  statements and services provided in connection with statutory and regulatory filings by the

 Registrant for the Funds for fiscal years ended May 31,  2010 and 2009 were

 $280,916 and $288,764, respectively.

(b) AUDIT RELATED FEE. The aggregate fees accrued or paid to Ernst & Young,  LLP by USAA Shareholder  Account Services (SAS) for professional  services  rendered for audit related services  related to the annual study of internal  controls of the transfer agent for fiscal years ended May 31, 2010 and 2009 were $61,513 and

 $63,500, respectively. All services were preapproved by the Audit Committee.

(c) TAX FEES.  No such fees were  billed by Ernst & Young LLP for the  review of federal,  state and city income and tax returns and excise tax  calculations for fiscal years ended May 31, 2010 and 2009.

(d) ALL OTHER  FEES.  No such fees were  billed by Ernst & Young LLP for  fiscal years ended May 31, 2010 and 2009.

(e)(1) AUDIT COMMITTEE  PRE-APPROVAL POLICY. All audit and non-audit services to be performed for the Registrant by Ernst & Young LLP must be pre-approved by the
Audit Committee. The Audit Committee Charter also permits the Chair of the Audit
Committee  to  pre-approve  any  permissible  non-audit  service  that  must  be commenced  prior to a scheduled  meeting of the Audit  Committee.  All non-audit services were pre-approved by the Audit Committee or its Chair,  consistent with the Audit Committee's preapproval procedures.

   (2)  Not applicable.

(f)  Not applicable.

(g) The  aggregate  non-audit  fees  billed  by Ernst & Young  LLP for  services rendered to the Registrant and the Registrant's  investment  adviser,  IMCO, and the Funds' transfer agent, SAS, for May 31, 2010 and 2009 were $104,896 and
$108,000, respectively.

(h) Ernst & Young LLP provided  non-audit services to IMCO in 2010 and 2009 that were not required to be pre-approved by the Registrant's Audit Committee because the services were not directly  related to the  operations  of the  Registrant's
Funds. The Board of Trustees will consider Ernst & Young LLP's  independence and will  consider  whether the  provision  of these  non-audit  services to IMCO is compatible with maintaining Ernst & Young LLP's independence.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not Applicable.

ITEM 6.  SCHEDULE OF INVESTMENTS.

Filed as part of the report to shareholders.

ITEM 7.  DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END
MANAGEMENT INVESTMENT COMPANIES.

Not Applicable.

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not Applicable.

Item 9.  PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT
COMPANY AND AFFILIATED PURCHASERS.

Not Applicable.

ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The  Corporate   Governance   Committee  selects  and  nominates  candidates for
membership  on the  Board  as  independent  directors.  Currently,  there  is no procedure for shareholders to recommend candidates to serve on the Board.

ITEM 11.  CONTROLS AND PROCEDURES

The principal  executive officer and principal  financial officer of USAA Mutual
Funds Trust  (Trust) have  concluded  that the Trust's  disclosure  controls and procedures are sufficient to ensure that information required to be disclosed by the Trust in this Form N-CSR was recorded,  processed,  summarized  and reported within the time periods  specified in the Securities  and Exchange  Commission's rules and forms,  based upon such  officers'  evaluation  of these  controls and procedures as of a date within 90 days of the filing date of the report.

There  were  no  significant  changes  or  corrective  actions  with  regard  to significant deficiencies or material weaknesses in the Trust's internal controls or in other  factors  that  could  significantly  affect  the  Trust's  internal controls  subsequent  to the date of their  evaluation.  The only  change to the procedures  was to  document  the  annual  disclosure  controls  and  procedures established for the new section of the shareholder reports detailing the factors considering by the Trust's Board in approving the Trust's advisory agreements.

ITEM 12.  EXHIBITS.

(a)(1). Code of Ethics pursuant to Item 2 of Form N-CSR is filed hereto exactly as set forth below:

                                 CODE OF ETHICS
                         FOR PRINCIPAL EXECUTIVE OFFICER
                          AND SENIOR FINANCIAL OFFICERS

                             USAA MUTUAL FUNDS TRUST

I.       PURPOSE OF THE CODE OF ETHICS

         USAA Mutual  Funds Trust (the Trust or the Funds) has adopted this code of ethics (the Code) to comply with  Section  406 of the  Sarbanes-Oxley  Act of
2002 (the Act) and  implementing  regulations  of the  Securities  and  Exchange
Commission (SEC). The Code applies to the Trust's Principal  Executive  Officer,
Principal  Financial  Officer and Principal  Accounting  Officer (each a Covered
Officer), as detailed in Appendix A.

         The purpose of the Code is to promote:
              -   honest and ethical conduct,  including the ethical handling of actual or apparent  conflicts of interest  between the Covered
                  Officers' personal and professional relationships;
              -   full, fair, accurate,  timely and understandable disclosure in reports and  documents  that the Trust files with,  or submits to,  the SEC and in other  public  communications  made by the
                  Trust;
              -   compliance with applicable laws and governmental rules and regulations;
              -   prompt  internal  reporting of  violations  of the Code to the
                  Chief Legal  Officer of the Trust,  the President of the Trust
                  (if the violation  concerns the  Treasurer),  the CEO of USAA, and if deemed  material to the Funds'  financial  condition or reputation, the Chair of the Trust's Board of Trustees; and
              -   accountability for adherence to the Code.

         Each  Covered  Officer  should  adhere to a high  standard  of business ethics and should be sensitive to actual and apparent conflicts of interest.

II.      CONFLICTS OF INTEREST

         A.  DEFINITION OF A CONFLICT OF INTEREST.

         A conflict of interest exists when a Covered Officer's private interest influences,  or reasonably appears to influence,  the Covered Officer's judgment or ability to act in the best interests of the Funds and their shareholders. For example,  a  conflict  of  interest  could  arise if a  Covered  Officer,  or an immediate family member,  receives  personal  benefits as a result of his or her position with the Funds.

         Certain  conflicts  of  interest  arise  out of  relationships  between
Covered  Officers and the Funds and are already  subject to conflict of interest provisions  in the  Investment  Company  Act of  1940  (the  1940  Act)  and the
Investment  Advisers  Act of 1940  (the  Advisers  Act).  For  example,  Covered
Officers  may not  individually  engage in certain  transactions  with the Funds because of their status as  "affiliated  persons" of the Funds.  The USAA Funds'
and  USAA  Investment   Management  Company's  (IMCO)  compliance  programs  and
procedures are designed to prevent, or identify and correct, violations of these provisions.  This Code does not, and is not intended to, repeat or replace these programs and  procedures,  and such  conflicts fall outside of the parameters of this Code.

         Although  typically not presenting an opportunity for improper personal benefit,  conflicts  could  arise  from,  or as a  result  of,  the  contractual relationships  between the Funds and IMCO of which the Covered Officers are also officers  or  employees.  As a result,  this Code  recognizes  that the  Covered
Officers  will, in the normal course of their duties  (whether  formally for the
Funds or for IMCO,  or for both),  be  involved  in  establishing  policies  and implementing  decisions that will have different  effects on IMCO and the Funds.
The  participation  of Covered  Officers in such  activities  is inherent in the contractual  relationship  between the Funds and IMCO and is consistent with the performance  by the Covered  Officers of their  duties as officers of the Funds.
Thus,  if performed in  compliance  with the  provisions of the 1940 Act and the
Advisers Act, such activities will be deemed to have been handled ethically.

         B.  GENERAL  RULE.  Covered  Officers  Should Avoid Actual and Apparent
             Conflicts of Interest.

         Conflicts of interest,  other than the  conflicts  described in the two preceding  paragraphs,  are covered by the Code.  The  following  list  provides examples of conflicts of interest  under the Code, but Covered  Officers  should keep in mind that these examples are not exhaustive.  The overarching  principle is that  the  personal  interest  of a  Covered  Officer  should  not be  placed improperly before the interest of the Funds and their shareholders.

         Each Covered  Officer must not engage in conduct  that  constitutes  an actual conflict of interest between the Covered Officer's  personal interest and the interests of the Funds and their shareholders.  Examples of actual conflicts of interest are listed below but are not  exclusive.  Each Covered  Officer must not:

         -    use his personal influence or personal relationships improperly to influence investment decisions or financial reporting by the Funds whereby  the  Covered  Officer  would  benefit  personally  to the detriment of the Funds and their shareholders;
         -    cause the Funds to take action,  or fail to take  action,  for the individual personal benefit of the Covered Officer rather than the benefit of the Funds and their shareholders.
         -    accept gifts, gratuities,  entertainment or any other benefit from any  person  or entity  that does  business  or is  seeking  to do business with the Funds DURING CONTRACT NEGOTIATIONS.
         -    accept gifts, gratuities,  entertainment or any other benefit with a market value over $100 per person,  per year,  from or on behalf of any person or entity that does,  or seeks to do,  business with or on behalf of the Funds.
              -       EXCEPTION.  Business-related  entertainment such as meals, and tickets to sporting or  theatrical  events,  which are
                      infrequent   and  not  lavish  are   excepted   from  this
                      prohibition.  Such entertainment must be appropriate as to time and place, reasonable and customary in nature, modest in cost and value,  incidental to the business, and not so
                      frequent  as  to  raise  any   question   of   impropriety
                      (Customary Business Entertainment).

         Certain  situations  that could present the appearance of a conflict of interest  should  be  discussed  with,  and  approved  by,  or  reported  to, an appropriate person. Examples of these include:

         -    service as a director  on the board or an officer of any public or private company,  other than a USAA company or the Trust,  must be approved  by  the  USAA  Funds'  and  Investment  Code  of  Ethics
              Committee and reported to the Trust.
         -    the receipt of any non-nominal (I.E.,  valued over $25) gifts from any person or entity with which a Trust has current or prospective business dealings must be reported to the Chief Legal Officer. For purposes  of this  Code,  the  individual  holding  the  title  of
              Secretary of the Trust shall be considered the Chief Legal Officer of the Trust.
         -    the receipt of any business-related  entertainment from any person or entity  with  which  the  Funds  have  current  or  prospective business  dealings  must be approved in advance by the Chief Legal
              Officer unless such entertainment  qualifies as Customary Business
              Entertainment.
         -    any  ownership  interest  in,  or  any  consulting  or  employment relationship  with, any of the Trust's  service  providers,  other than IMCO or any other USAA  company,  must be approved by the CEO of USAA and reported to the Trust's Board.
         -    any material direct or indirect financial interest in commissions, transaction  charges  or spreads  paid by the Funds for  effecting portfolio  transactions  or for selling or redeeming  shares other than an interest  arising from the Covered  Officer's  employment, such as compensation or equity ownership should be approved by the
              CEO of USAA and reported to the Trust's Board.

III.     DISCLOSURE AND COMPLIANCE REQUIREMENTS

            -     Each  Covered  Officer  should  familiarize  himself  with the disclosure  requirements  applicable  to the  Funds,  and  the procedures  and policies  implemented  to promote full,  fair, accurate, timely and understandable disclosure by the Trust.
            -     Each Covered  Officer  should not knowingly  misrepresent,  or cause others to misrepresent, facts about the Funds to others, whether  within or outside the Funds,  including to the Funds'
                  Trustees  and  auditors,  and  to  government  regulators  and self-regulatory organizations.
            -     Each Covered Officer should, to the extent  appropriate within his area of  responsibility,  consult with other  officers and employees  of the Funds  and IMCO  with the goal of  promoting full, fair, accurate,  timely and understandable disclosure in the  reports  and  documents  filed  by  the  Trust  with,  or submitted to, the SEC, and in other public communications made by the Funds.
            -     Each Covered Officer is responsible  for promoting  compliance with the  standards  and  restrictions  imposed by  applicable laws, rules and regulations, and promoting compliance with the
                  USAA Funds' and IMCO's operating policies and procedures.
            -     A Covered  Officer  should not  retaliate  against  any person who reports a potential  violation of this Code in good faith.
            -     A Covered  Officer  should notify the Chief  Legal  Officer promptly if he knows of any  violation  of the Code. Failure to do so itself is a violation of this Code.

IV.      REPORTING AND ACCOUNTABILITY

         A.     INTERPRETATION OF THE CODE. The Chief Legal Officer of the Trust
                is responsible for applying this Code to specific  situations in which  questions are presented under it and has the authority to interpret the Code in any particular situation.  The Chief Legal
                Officer should consult, if appropriate,  the USAA Funds' outside counsel or counsel for the Independent  Trustees.  However,  any approvals  or  waivers  sought  by a  Covered  Officer  will  be reported  initially to the CEO of USAA and will be considered by the Trust's Board of Trustees.

         B.       REQUIRED REPORTS

                  -  EACH COVERED OFFICER MUST:
                     -  Upon  adoption  of the Code,  affirm  in  writing to the
                        Board that he has received, read and understands the
                        Code.
                     -  Annually  thereafter affirm to the Chief Legal Officer
                        that he has complied with the requirements of the Code.

                  -  THE CHIEF LEGAL OFFICER MUST:
                     -  report to the Board about any matter or situation
                        submitted by a Covered Officer for interpretation under
                        the Code, and the advice given by the Chief Legal
                        Officer;
                     -  report  annually  to the Board and the  Corporate
                        Governance  Committee  describing any issues that arose
                        under the Code,  or informing the Board and Corporate
                        Governance Committee that no reportable issues occurred
                        during the year.

         C.       INVESTIGATION PROCEDURES

         The Funds will follow these procedures in  investigating  and enforcing this Code:

         -        INITIAL   COMPLAINT.   All   complaints  or  other   inquiries
                  concerning  potential  violations of the Code must be reported to the Chief Legal  Officer.  The Chief Legal Officer shall be responsible  for  documenting  any complaint.  The Chief Legal
                  Officer also will report  immediately  to the President of the
                  Trust (if the complaint  involves the  Treasurer),  the CEO of
                  USAA and the  Chair of the  Trust's  Audit  Committee  (if the
                  complaint  involves  the  President)  any  material  potential violations  that could  have a  material  effect on the Funds'
                  financial  condition or reputation.  For all other complaints, the Chief Legal Officer will report quarterly to the Board.
         -        INVESTIGATIONS.   The  Chief  Legal   Officer  will  take  all
                  appropriate  action to  investigate  any  potential  violation unless the CEO of USAA  directs  another  person to  undertake such investigation. The Chief Legal Officer may utilize USAA's
                  Office of Ethics to do a unified investigation under this Code and USAA's Code of Conduct. The Chief Legal Officer may direct the Trust's  outside counsel or the counsel to the Independent
                  Trustees (if any) to  participate in any  investigation  under this Code.
         -        STATUS  REPORTS.  The Chief Legal Officer will provide monthly status reports to the Board about any alleged violation of the
                  Code that could have a material effect on the Funds' financial condition or reputation,  and quarterly  updates regarding all other alleged violations of the Code.
         -        VIOLATIONS OF THE CODE.  If after investigation, the Chief
                  Legal Officer, or other investigating person, believes that a violation of the Code has occurred, he will report immediately to the CEO of USAA the nature of the violation, and his
                  recommendation regarding the materiality of the violation. If, in the opinion of the investigating person, the violation
                  could materially affect the Funds' financial condition or
                  reputation, the Chief Legal Officer also will notify the Chair of the Trust's Audit Committee.  The Chief Legal Officer will inform, and make a recommendation to, the Board, which will consider what further action is appropriate.  Appropriate
                  action could include: (1) review of, and modifications to, the
                  Code or other applicable policies or procedures;
                  (2) notifications to appropriate personnel of IMCO or USAA;
                  (3) dismissal of the Covered Officer; and/or (4) other
                  disciplinary actions including reprimands or fines.
                  -        The  Board  of  Trustees   understands  that  Covered
                           Officers  also are subject to USAA's Code of Business
                           Conduct.  If a violation  of this Code also  violates
                           USAA's Code of Business Conduct,  these procedures do
                           not limit or restrict  USAA's  ability to  discipline
                           such  Covered  Officer  under USAA's Code of Business
                           Conduct.  In that event, the Chairman of the Board of
                           Trustees will report to the Board the action taken by
                           USAA with respect to a Covered Officer.

V.       OTHER POLICIES AND PROCEDURES

         This Code  shall be the sole code of  ethics  adopted  by the Funds for purposes of Section 406 of the Act and the implementing  regulations  adopted by the SEC  applicable to registered  investment  companies.  If other policies and procedures of the Trust,  IMCO, or other service  providers govern or purport to govern the behavior or activities of Covered  Officers,  they are  superseded by this Code to the extent that they  overlap,  conflict  with, or are more lenient than the provisions of this Code. The Investment  Code of Ethics  (designated to address  1940 Act and  Advisers  Act  requirements)  and  IMCO's  more  detailed compliance  policies and procedures  (including its Insider  Trading Policy) are separate requirements applying to Covered Officers and other IMCO employees, and are not  part of this  Code.  Also,  USAA's  Code of  Conduct  imposes  separate requirements on Covered Officers and all employees of USAA, and also is not part of this Code.

VI.      AMENDMENTS

         Any amendment to this Code,  other than  amendments to Appendix A, must be approved or ratified by majority vote of the Board of Trustees.

VII.     CONFIDENTIALITY AND DOCUMENT RETENTION

         The Chief Legal Officer shall retain material  investigation  documents and reports  required to be prepared  under the Code for six years from the date of the  resolution of any such  complaint.  All reports and records  prepared or maintained  pursuant to this Code will be considered  confidential  and shall be maintained  and protected  accordingly.  Except as otherwise  required by law or this Code,  such matters shall not be disclosed to anyone other than the Trust's
Board of Trustees and counsel for the  Independent  Trustees (if any), the Trust and its counsel,  IMCO, and other personnel of USAA as determined by the Trust's
Chief Legal Officer or the Chair of the Trust's Board of Trustees.

Approved and adopted by IMCO's Code of Ethics Committee: June 12, 2003.

Approved  and adopted by the Boards of  Directors/Trustees  of USAA Mutual Fund,
Inc., USAA Tax-Exempt  Fund,  Inc., USAA Investment  Trust & USAA State Tax-Free
Trust: June 25, 2003.

Approved  and adopted by the Board of Trustees  of USAA Life  Investment  Trust:
August 20, 2003.

Approved and adopted as amended by IMCO's Code of Ethics  Committee:  August 15,
2005.

Approved  and  adopted as amended  by the Boards of  Directors/Trustees  of USAA
Mutual Fund,  Inc., USAA  Tax-Exempt  Fund,  Inc., USAA Investment  Trust & USAA
State Tax-Free Trust: September 14, 2005.

Approved and adopted as amended by the Board of Trustees of USAA Life Investment
Trust: December 8, 2005.

Approved and adopted as amended by IMCO's Code of Ethics  Committee:  August 16,
2006.

Approved  and  adopted by the Board of  Trustees  of USAA  Mutual  Funds  Trust:
September 13, 2006.

Approved and adopted by IMCO's Code of Ethics Committee:  August 28, 2007.

Approved and adopted by the Investment Code of Ethics Committee: August 29,
2008.

Approved and adopted as amended by the Board of Trustees of USAA Mutual Funds
Trust:  September 19, 2008.

Approved and adopted by the Investment Code of Ethics Committee:  August 17,
2009.

Approved and adopted by the Board of Trustees of USAA Mutual Funds Trust:
September 24, 2009.


                                   APPENDIX A
                                COVERED OFFICERS

PRESIDENT
TREASURER


(a)(2). Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit
        99.CERT.

(a)(3). Not Applicable.

(b).    Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b))is filed and attached hereto as Exhibit
        99.906CERT.

                                   SIGNATURES

Pursuant to the  requirements  of the  Securities  Exchange  Act of 1934 and the
Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:  USAA MUTUAL FUNDS TRUST, Period Ended May 31, 2010

By:*     /s/ CHRISTOPHER P. LAIA
         --------------------------------------------------------------
         Signature and Title:  Christopher P. Laia, Secretary

Date:    August 6, 2010
         ------------------------------

Pursuant to the  requirements  of the  Securities  Exchange  Act of 1934 and the
Investment  Company  Act of  1940,  this  report  has been  signed  below by the following  persons on behalf of the  registrant and in the capacities and on the dates indicated.

By:*     /s/ CHRISTOPHER W. CLAUS
         -----------------------------------------------------
         Signature and Title:  Christopher W. Claus, President

Date:    August 6, 2010
         ------------------------------

By:*     /s/ ROBERTO GALINDO, JR.
         -----------------------------------------------------
         Signature and Title:  Roberto Galindo, Jr., Treasurer

Date:    August 6, 2010
         ------------------------------

*Print the name and title of each signing officer under his or her signature.